                                                                  Exhibit 99(d)


                    PRO FORMA COMBINED FINANCIAL INFORMATION
                       PINNACLE FINANCIAL SERVICES, INC.
                        AND INDIANA FEDERAL CORPORATION
            UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME SUMMARY
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

    The following Pinnacle Financial Services, Inc. and Indiana Federal Corporation Unaudited Pro Forma Combined Statement of Income Summary combines the historical Consolidated Statements of Income of Pinnacle and IFC giving effect to the IFC Merger, which will be accounted for as a "pooling-of-interests," as if it had been effective as of the beginning of the earliest period indicated and after giving effect to the pro forma adjustments described in the Notes to Pinnacle Financial Services, Inc. and Indiana Federal Corporation Unaudited Pro Forma Combined Financial Statements. For a description of "pooling-of-interests" accounting with respect to the IFC Merger, see "THE MERGERS--Anticipated Accounting Treatment." This information should be read in conjunction with the historical consolidated financial statements of Pinnacle, including the notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus, the historical consolidated financial statements of IFC, including the notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus, and the condensed consolidated historical financial data for Pinnacle and IFC and the other pro forma financial information, including the notes thereto, which appear elsewhere in this Joint Proxy Statement/Prospectus. See "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE." The effect of the expected one-time merger and restructuring charges of approximately $4.2 million (after-tax) have been reflected in the unaudited pro forma combined balance sheet; however, since the expected merger and restructuring charges are nonrecurring they have not been reflected in the unaudited pro forma combined statements of income. (See "--Notes to Pinnacle Financial Services, Inc. and Indiana Federal Corporation Unaudited Pro Forma Combined Financial Statements" for details of the expected one-time merger and restructuring charges.) The pro forma financial data do not give effect to any anticipated cost savings in connection with the IFC Merger and are not necessarily indicative of either the results that actually would have occurred had the IFC Merger been consummated on the dates indicated or the results that may be obtained in the future.

                    PRO FORMA COMBINED FINANCIAL INFORMATION
                       PINNACLE FINANCIAL SERVICES, INC.
                        AND INDIANA FEDERAL CORPORATION
            UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME SUMMARY
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                   AT OR FOR THE THREE
                                                       MONTHS ENDED
                                                        MARCH 31,             FOR THE YEAR ENDED DECEMBER 31,
                                                --------------------------  ------------------------------------
                                                    1997          1996          1996         1995        1994
                                                ------------  ------------  ------------  ----------  ----------
INTEREST INCOME:
  Interest and fees on loans:
    Taxable...................................  $     26,025  $     23,208  $     98,466  $   76,224  $   58,042
    Tax-exempt................................           170           104           456         427         414
  Interest and dividends on securities:
    Taxable...................................         8,939         6,373        29,677      14,421      12,609
    Tax-exempt................................           277           286         1,136         973       1,093
  Interest on federal funds sold..............           110           106           474         343         267
  Interest on due from banks interest
    bearing...................................            31           438           619         277         116
                                                ------------  ------------  ------------  ----------  ----------
      Total interest income...................        35,552        30,515       130,828      92,665      72,541
                                                ------------  ------------  ------------  ----------  ----------
INTEREST EXPENSE:
  Interest on deposits........................        13,857        13,250        54,974      38,516      27,795
  Interest on securities sold under repurchase
    agreements and other borrowings...........         5,904         3,350        16,578       9,490       6,432
                                                ------------  ------------  ------------  ----------  ----------
      Total interest expense..................        19,761        16,600        71,552      48,006      34,227
                                                ------------  ------------  ------------  ----------  ----------
Net interest income...........................        15,791        13,915        59,276      44,659      38,314
Provision for loan losses.....................           475           130         1,490         402         304
                                                ------------  ------------  ------------  ----------  ----------
      Net interest income after provision for
        loan losses...........................        15,316        13,785        57,786      44,257      38,010
                                                ------------  ------------  ------------  ----------  ----------
NON-INTEREST INCOME:
  Other income................................         3,658         2,420        10,950       8,475       8,093
  Securities gains (losses), net..............            59           214           708         790         134
                                                ------------  ------------  ------------  ----------  ----------
      Total non-interest income...............         3,717         2,634        11,658       9,265       8,227
NON-INTEREST EXPENSE:
  Salaries and benefits.......................         5,298         4,730        19,667      16,055      13,480
  Occupancy and equipment.....................         1,842         1,709         7,106       5,494       4,423
  Other non-interest expense..................         4,072         4,175        22,634      13,282      10,383
                                                ------------  ------------  ------------  ----------  ----------
      Total non-interest expense..............        11,212        10,614        49,407      34,831      28,286
                                                ------------  ------------  ------------  ----------  ----------
Income before income tax expense..............         7,821         5,805        20,037      18,691      17,951
Income tax expense............................         2,571         1,724         6,262       4,928       5,399
Extraordinary items/accounting changes........       --            --            --           --          --
                                                ------------  ------------  ------------  ----------  ----------
  Net income..................................  $      5,250  $      4,081  $     13,775  $   13,763  $   12,552
                                                ------------  ------------  ------------  ----------  ----------
                                                ------------  ------------  ------------  ----------  ----------
NET INCOME PER SHARE:
  Primary.....................................  $       0.48  $       0.38  $       1.29  $     1.57  $     1.45
  Fully diluted...............................  $       0.48  $       0.38  $       1.29  $     1.56  $     1.45
WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary.....................................    10,827,510    10,633,487    10,694,302   8,773,136   8,666,503
  Fully diluted...............................    10,838,288    10,654,872    10,713,711   8,804,284   8,670,390

                       PINNACLE FINANCIAL SERVICES, INC.
                        AND INDIANA FEDERAL CORPORATION
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

    The following Pinnacle Financial Services, Inc. and Indiana Federal Corporation Unaudited Pro Forma Combined Statement of Income combine the historical Consolidated Statements of Income of Pinnacle and IFC giving effect to the IFC Merger, which will be accounted for as a "pooling-of-interests," as if it had been effective as of the beginning of the earliest period indicated and after giving effect to the pro forma adjustments described in the Notes to Pinnacle Financial Services, Inc. and Indiana Federal Corporation Unaudited Pro Forma Combined Financial Statements. For a description of "pooling-of-interests" accounting with respect to the IFC Merger, see "THE MERGERS--Anticipated Accounting Treatment." This information should be read in conjunction with the historical consolidated financial statements of Pinnacle, including the notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus, the historical consolidated financial statements of IFC, including the notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus, and the condensed consolidated historical financial data for Pinnacle and IFC and the other pro forma financial information, including the notes thereto, which appear elsewhere in this Joint Proxy Statement/Prospectus. See "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE." The effect of the expected one time merger and restructuring charges of approximately $4.2 million (after-tax) have been reflected in the unaudited pro forma combined balance sheet; however, since the expected merger and restructuring charges are nonrecurring they have not been reflected in the unaudited pro forma combined statements of income. (See "--Notes to Pinnacle Financial Services, Inc. and Indiana Federal Corporation Unaudited Pro Forma Combined Financial Statements" for details of the expected one-time merger and restructuring charges.) The pro forma financial data do not give effect to any anticipated cost savings in connection with the IFC Merger and are not necessarily indicative of either the results that actually would have occurred had the IFC Merger been consummated on the dates indicated or the results that may be obtained in the future.

                       PINNACLE FINANCIAL SERVICES, INC.
                        AND INDIANA FEDERAL CORPORATION
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                FOR THE THREE MONTHS ENDED MARCH 31, 1997
                                                          ------------------------------------------------------
                                                           PINNACLE        IFC        PRO FORMA      PRO FORMA
                                                          HISTORICAL   HISTORICAL    ADJUSTMENTS      COMBINED
                                                          -----------  -----------  --------------  ------------
INTEREST INCOME:
  Interest and fees on loans:
    Taxable.............................................     $13,025      $13,001                       $26,026
    Tax-exempt..........................................         122           48                           170
  Interest and dividends on securities:
    Taxable.............................................       6,571        2,367                         8,938
    Tax-exempt..........................................         273            4                           277
  Interest on federal funds sold........................          43           67                           110
  Interest on due from banks interest bearing...........          31       --                                31
                                                          -----------  -----------  --------------  ------------
    Total interest income...............................      20,065       15,487                        35,552
                                                          -----------  -----------  --------------  ------------
INTEREST EXPENSE:
  Interest on deposits..................................       7,747        6,110                        13,857
  Interest on securities sold under repurchase
    agreements and other borrowings.....................       3,268        2,636                         5,904
                                                          -----------  -----------  --------------  ------------
    Total interest expense..............................      11,015        8,746                        19,761
                                                          -----------  -----------  --------------  ------------
  Net interest income...................................       9,050        6,741                        15,791
  Provision for loan losses.............................         235          240                           475
                                                          -----------  -----------  --------------  ------------
  Net interest income, after provision for loan
    losses..............................................       8,815        6,501                        15,316
                                                          -----------  -----------  --------------  ------------
NON-INTEREST INCOME:
  Other income..........................................       1,832        1,826                         3,658
  Securities gains (losses), net........................          59       --                                59
                                                          -----------  -----------  --------------  ------------
    Total non-interest income...........................       1,891        1,826                         3,717
NON-INTEREST EXPENSE:
  Salaries and benefits.................................       2,765        2,533                         5,298
  Occupancy and equipment...............................       1,032          810                         1,842
  Other non-interest expense............................       2,392        1,680                         4,072
                                                          -----------  -----------  --------------  ------------
    Total non-interest expense..........................       6,189        5,023                        11,212
                                                          -----------  -----------  --------------  ------------
  Income before income tax expense......................       4,517        3,304                         7,821
  Income tax expense....................................       1,547        1,024                         2,571
  Extraordinary items/accounting changes................      --           --                            --
                                                          -----------  -----------  --------------  ------------
  Net income............................................     $ 2,970      $ 2,280                       $ 5,250
                                                          -----------  -----------  --------------  ------------
                                                          -----------  -----------  --------------  ------------
NET INCOME PER SHARE:
  Primary...............................................       $0.50        $0.47                         $0.48
  Fully diluted.........................................       $0.50        $0.47                         $0.48
WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary...............................................   5,978,640    4,848,870                    10,827,510
  Fully diluted.........................................   5,978,640    4,859,648                    10,838,288

                       PINNACLE FINANCIAL SERVICES, INC.
                        AND INDIANA FEDERAL CORPORATION
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                FOR THE THREE MONTHS ENDED MARCH 31, 1996
                                                          ------------------------------------------------------
                                                           PINNACLE        IFC        PRO FORMA      PRO FORMA
                                                          HISTORICAL   HISTORICAL    ADJUSTMENTS      COMBINED
                                                          -----------  -----------  --------------  ------------
INTEREST INCOME:
  Interest and fees on loans:
    Taxable.............................................     $11,577      $11,631                       $23,208
    Tax-exempt..........................................          44           60                           104
  Interest and dividends on securities:
    Taxable.............................................       4,767        1,606                         6,373
    Tax-exempt..........................................         264           22                           286
  Interest on federal funds sold........................          90           16                           106
  Interest on due from banks interest bearing...........         416           22                           438
                                                          -----------  -----------  --------------  ------------
    Total interest income...............................      17,158       13,357                        30,515
                                                          -----------  -----------  --------------  ------------
INTEREST EXPENSE:
  Interest on deposits..................................       7,399        5,851                        13,250
  Interest on securities sold under repurchase
    agreements and other borrowings.....................       1,890        1,460                         3,350
                                                          -----------  -----------  --------------  ------------
    Total interest expense..............................       9,289        7,311                        16,600
                                                          -----------  -----------  --------------  ------------
  Net interest income...................................       7,869        6,046                        13,915
  Provision for loan losses.............................          80           50                           130
                                                          -----------  -----------  --------------  ------------
  Net interest income, after provision for loan
    losses..............................................       7,789        5,996                        13,785
                                                          -----------  -----------  --------------  ------------
NON-INTEREST INCOME:
  Other income..........................................       1,350        1,070                         2,420
  Securities gains (losses), net........................         234          (20)                          214
                                                          -----------  -----------  --------------  ------------
    Total non-interest income...........................       1,584        1,050                         2,634
NON-INTEREST EXPENSE:
  Salaries and benefits.................................       2,522        2,208                         4,730
  Occupancy and equipment...............................         902          807                         1,709
  Other non-interest expense............................       2,327        1,848                         4,175
                                                          -----------  -----------  --------------  ------------
    Total non-interest expense..........................       5,751        4,863                        10,614
                                                          -----------  -----------  --------------  ------------
  Income before income tax expense......................       3,622        2,183                         5,805
  Income tax expense....................................       1,178          546                         1,724
  Extraordinary items/accounting changes................      --           --                            --
                                                          -----------  -----------  --------------  ------------
  Net income............................................     $ 2,444      $ 1,637                       $ 4,081
                                                          -----------  -----------  --------------  ------------
                                                          -----------  -----------  --------------  ------------
NET INCOME PER SHARE:
  Primary...............................................       $0.42        $0.34                         $0.38
  Fully diluted.........................................       $0.42        $0.34                         $0.38
WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary...............................................   5,873,358    4,760,179                    10,633,487
  Fully diluted.........................................   5,873,358    4,781,514                    10,654,872

                       PINNACLE FINANCIAL SERVICES, INC.
                        AND INDIANA FEDERAL CORPORATION
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                   FOR THE YEAR ENDED DECEMBER 31, 1996
                                                          ------------------------------------------------------
                                                           PINNACLE        IFC        PRO FORMA      PRO FORMA
                                                          HISTORICAL   HISTORICAL    ADJUSTMENTS      COMBINED
                                                          -----------  -----------  --------------  ------------
INTEREST INCOME:
  Interest and fees on loans:
    Taxable........................................... .     $49,791      $48,675                      $ 98,466
    Tax-exempt..........................................         218          238                           456
  Interest and dividends on securities:
    Taxable.............................................      21,957        7,720                        29,677
    Tax-exempt..........................................       1,064           72                         1,136
  Interest on federal funds sold........................         410           64                           474
  Interest on due from banks interest bearing...........         529           90                           619
                                                          -----------  -----------  --------------  ------------
    Total interest income...............................      73,969       56,859                       130,828
                                                          -----------  -----------  --------------  ------------
INTEREST EXPENSE:
  Interest on deposits..................................      30,536       24,438                        54,974
  Interest on securities sold under repurchase
    agreements and other borrowings.....................       9,157        7,421                        16,578
                                                          -----------  -----------  --------------  ------------
    Total interest expense..............................      39,693       31,859                        71,552
                                                          -----------  -----------  --------------  ------------
  Net interest income...................................      34,276       25,000                        59,276
  Provision for loan losses.............................         375        1,115                         1,490
                                                          -----------  -----------  --------------  ------------
  Net interest income after provision for loan
    losses..............................................      33,901       23,885                        57,786
                                                          -----------  -----------  --------------  ------------
NON-INTEREST INCOME:
  Other income..........................................       6,655        4,295                        10,950
  Securities gains (losses), net........................         653           55                           708
                                                          -----------  -----------  --------------  ------------
    Total non-interest income...........................       7,308        4,350                        11,658
NON-INTEREST EXPENSES:
  Salaries and benefits.................................      10,843        8,824                        19,667
  Occupancy and equipment...............................       3,670        3,436                         7,106
  Other non-interest expense............................      12,443       10,191                        22,634
                                                          -----------  -----------  --------------  ------------
    Total non-interest expense..........................      26,956       22,451                        49,407
                                                          -----------  -----------  --------------  ------------
  Income before income tax expense......................      14,253        5,784                        20,037
  Income tax expense....................................       5,101        1,161                         6,262
                                                          -----------  -----------  --------------  ------------
  Net income............................................     $ 9,152      $ 4,623                      $ 13,775
                                                          -----------  -----------  --------------  ------------
                                                          -----------  -----------  --------------  ------------
NET INCOME PER SHARE:

  Primary...............................................       $1.55        $0.96                         $1.29
  Fully diluted.........................................       $1.55        $0.96                         $1.29

WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary...............................................   5,899,453    4,794,849                    10,694,302
  Fully diluted.........................................   5,899,453    4,814,258                    10,713,711

                       PINNACLE FINANCIAL SERVICES, INC.
                        AND INDIANA FEDERAL CORPORATION
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                     FOR THE YEAR ENDED DECEMBER 31, 1995
                                                            ------------------------------------------------------
                                                              PINNACLE        IFC        PRO FORMA     PRO FORMA
                                                             HISTORICAL    HISTORICAL   ADJUSTMENTS     COMBINED
                                                            ------------  ------------  ------------  ------------
INTEREST INCOME:
  Interest and fees on loans:
    Taxable...............................................       $29,542       $46,682                     $76,224
    Tax-exempt............................................           214           213                         427
  Interest and dividends on securities:
    Taxable...............................................         6,321         8,100                      14,421
    Tax-exempt............................................           905            68                         973
  Interest on federal funds sold..........................           257            86                         343
  Interest on due from banks..............................           256            21                         277
                                                            ------------  ------------  ------------  ------------
      Total interest income...............................        37,495        55,170                      92,665
                                                            ------------  ------------  ------------  ------------
INTEREST EXPENSE:
  Interest on deposits....................................        16,093        22,423                      38,516
  Interest on securities sold under repurchase agreements
    and other borrowings..................................         2,058         7,432                       9,490
                                                            ------------  ------------  ------------  ------------
      Total interest expense..............................        18,151        29,855                      48,006
                                                            ------------  ------------  ------------  ------------
  Net interest income.....................................        19,344        25,315                      44,659
  Provision for loan losses...............................           225           177                         402
                                                            ------------  ------------  ------------  ------------
  Net interest income after provision for loan losses.....        19,119        25,138                      44,257
                                                            ------------  ------------  ------------  ------------
NON-INTEREST INCOME:
  Other income............................................         4,236         4,239                       8,475
  Securities gains (losses), net..........................           350           440                         790
                                                            ------------  ------------  ------------  ------------
      Total non-interest income...........................         4,586         4,679                       9,265
NON-INTEREST EXPENSES:
  Salaries and benefits...................................         7,100         8,955                      16,055
  Occupancy and equipment.................................         2,044         3,450                       5,494
  Other...................................................         5,492         7,790                      13,282
                                                            ------------  ------------  ------------  ------------
      Total non-interest expense..........................        14,636        20,195                      34,831
                                                            ------------  ------------  ------------  ------------
  Income before income tax expense........................         9,069         9,622                      18,691
                                                            ------------  ------------  ------------  ------------
  Income tax expense......................................         2,610         2,318                       4,928
                                                            ------------  ------------  ------------  ------------
  Net income..............................................       $ 6,459       $ 7,304                     $13,763
                                                            ------------  ------------  ------------  ------------
                                                            ------------  ------------  ------------  ------------
NET INCOME PER SHARE:
  Primary.................................................         $1.62         $1.51                       $1.57
  Fully diluted...........................................         $1.62         $1.52                       $1.56

WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary.................................................     3,996,137     4,776,999                   8,773,136
  Fully diluted...........................................     3,996,137     4,808,147                   8,804,284

                       PINNACLE FINANCIAL SERVICES, INC.
                        AND INDIANA FEDERAL CORPORATION
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    FOR THE YEAR ENDED DECEMBER 31, 1994
                                                           ------------------------------------------------------
                                                             PINNACLE        IFC        PRO FORMA     PRO FORMA
                                                            HISTORICAL    HISTORICAL   ADJUSTMENTS     COMBINED
                                                           ------------  ------------  ------------  ------------
INTEREST INCOME:
  Interest and fees on loans:
      Taxable............................................       $22,949       $35,093                     $58,042
      Tax-exempt.........................................           209           205                         414
  Interest and dividends on securities:
      Taxable............................................         4,626         7,983                      12,609
      Tax-exempt.........................................           998            95                       1,093
  Interest on federal funds sold.........................           110           157                         267
  Interest on due from banks.............................            76            40                         116
                                                           ------------  ------------  ------------  ------------
    Total interest income................................        28,968        43,573                      72,541
                                                           ------------  ------------  ------------  ------------
INTEREST EXPENSE:
  Interest on deposits...................................        11,316        16,479                      27,795
  Interest on securities sold under repurchase agreements
    and other borrowings.................................           546         5,886                       6,432
                                                           ------------  ------------  ------------  ------------
    Total interest expense...............................        11,862        22,365                      34,227
                                                           ------------  ------------  ------------  ------------
  Net interest income....................................        17,106        21,208                      38,314
  Provision for loan losses..............................           125           179                         304
                                                           ------------  ------------  ------------  ------------
  Net interest income after provision for loan losses....        16,981        21,029                      38,010
                                                           ------------  ------------  ------------  ------------
NON-INTEREST INCOME:
  Other income...........................................         3,692         4,401                       8,093
  Securities gains (losses), net.........................            64            70                         134
                                                           ------------  ------------  ------------  ------------
    Total non-interest income............................         3,756         4,471                       8,227
NON-INTEREST EXPENSES:
  Salaries and benefits..................................         6,073         7,407                      13,480
  Occupancy and equipment................................         1,918         2,505                       4,423
  Other..................................................         5,123         5,260                      10,383
                                                           ------------  ------------  ------------  ------------
    Total non-interest expense...........................        13,114        15,172                      28,286
                                                           ------------  ------------  ------------  ------------
  Income before income tax expense.......................         7,623        10,328                      17,951
                                                           ------------  ------------  ------------  ------------
  Income tax expense.....................................         2,333         3,066                       5,399
                                                           ------------  ------------  ------------  ------------
  Net income.............................................       $ 5,290       $ 7,262                     $12,552
                                                           ------------  ------------  ------------  ------------
                                                           ------------  ------------  ------------  ------------
NET INCOME PER SHARE:
  Primary................................................         $1.38         $1.50                       $1.45
  Fully diluted..........................................         $1.38         $1.50                       $1.45

WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary................................................     3,821,904     4,844,599                   8,666,503
  Fully diluted..........................................     3,821,904     4,848,486                   8,670,390

                       PINNACLE FINANCIAL SERVICES, INC.
                        AND INDIANA FEDERAL CORPORATION
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

    The following Pinnacle Financial Services, Inc. and Indiana Federal Corporation Unaudited Pro Forma Combined Balance Sheet combines the historical Consolidated Balance Sheets of Pinnacle and IFC giving effect to the IFC Merger, which will be accounted for as a "pooling-of-interests," as if it had been effective on March 31, 1997. For a description of "pooling-of-interests" accounting with respect to the IFC Merger, see "THE MERGERS--Anticipated Accounting Treatment." This information should be read in conjunction with the historical consolidated financial statements of Pinnacle, including the notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus, the historical consolidated financial statements of IFC, including the notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus, and the condensed consolidated historical financial data for Pinnacle and the IFC and the other pro forma financial information, including the notes thereto, which appear elsewhere in this Joint Proxy Statement/Prospectus. See "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE." The effect of the expected one-time merger and restructuring charges of approximately $4.2 million (after-tax) have been reflected in the unaudited pro forma combined balance sheet; however, since the expected merger and restructuring charges are nonrecurring they have not been reflected in the unaudited pro forma combined statements of income. (See "--Notes to Pinnacle Financial Services, Inc. and Indiana Federal Corporation Unaudited Pro Forma Combined Financial Statements" for details of the expected one-time merger and restructuring charges.) The pro forma financial data do not give effect to any anticipated cost savings in connection with the IFC Merger and are not necessarily indicative of either the results that actually would have occurred had the IFC Merger been consummated on March 31, 1997 or the results that may be obtained in the future.

                       PINNACLE FINANCIAL SERVICES, INC.
                        AND INDIANA FEDERAL CORPORATION
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                              AT MARCH 31, 1997
                                                            ------------------------------------------------------
                                                              PINNACLE        IFC        PRO FORMA     PRO FORMA
                                                             HISTORICAL    HISTORICAL   ADJUSTMENTS     COMBINED
                                                            ------------  ------------  ------------  ------------
                                                                                (IN THOUSANDS)
ASSETS:
  Cash due from banks.....................................  $     25,904  $     21,673  $    (4,796 ) $     42,781
  Federal funds sold......................................       --            --                          --
  Due from banks-interest bearing.........................         2,016            85                       2,101
  Investment securities...................................       412,925       126,172                     539,097
  Loans...................................................       615,024       620,966                   1,235,990
  Allowance for loan losses...............................        (5,651)       (6,908)                    (12,559)
  Other assets............................................        47,573        56,936       (1,049 )      103,460
                                                            ------------  ------------  ------------  ------------
      Total assets........................................  $  1,097,791  $    818,924  $    (5,845 ) $  1,910,870
                                                            ------------  ------------  ------------  ------------
                                                            ------------  ------------  ------------  ------------
LIABILITIES:
  Deposits:
    Non-interest-bearing demand deposits..................  $     62,080  $     28,972  $             $     91,052
    Interest-bearing demand deposits......................        76,250        49,171                     125,421
    Savings deposits......................................       272,663       139,936                     412,599
    Time deposits.........................................       346,929       332,310                     679,239
                                                            ------------  ------------  ------------  ------------
      Total deposits......................................       757,922       550,389                   1,308,311
    Securities sold under agreements to repurchase and
      other borrowings....................................       259,274       191,298                     450,572
    Other liabilities.....................................         5,305         5,317       (1,604 )        9,018
                                                            ------------  ------------  ------------  ------------
      Total liabilities...................................     1,022,501       747,004       (1,604  (1)    1,767,901
STOCKHOLDERS' EQUITY:
  Common stock............................................        19,110            59          (59  (2)       19,110
  Additional paid-in-capital..............................        44,574        27,932       (8,661  (2)       63,845
                                                                                             (4,241  (1)
  Retained earnings.......................................        16,354        53,595         (237  (2)       65,471
  Net unrealized gain (loss) on securities-for-sale.......        (4,748)         (709)                     (5,457)
  Less: Treasury stock & ESOP obligation..................       --              8,957       (8,957  (2)      --
                                                            ------------  ------------  ------------  ------------
      Total stockholders' equity..........................        75,290        71,920       (4,241 )      142,969
                                                            ------------  ------------  ------------  ------------
      Total liabilities and stockholders' equity..........  $  1,097,791  $    818,924  $    (5,845 ) $  1,910,870
                                                            ------------  ------------  ------------  ------------
                                                            ------------  ------------  ------------  ------------
PER SHARE DATA:
  Shares outstanding......................................     5,980,320     4,785,237                  10,765,557
  Book value per share....................................        $12.59        $15.03                      $13.28

  NOTES TO PINNACLE FINANCIAL SERVICES, INC., AND INDIANA FEDERAL CORPORATION
               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(1) Reflects expected one-time merger and restructuring charges of approximately $5.845 million (pre-tax) to be incurred in 1997 in connection with the attainment of annualized pre-tax cost savings of approximately $3.5 million. (While there can be no assurances that such cost savings will be realized, they are expected to be realized primarily through reductions in staff, elimination or consolidation of certain branches, consolidation of the parties' banking and thrift businesses, the consolidation of certain offices, data processing and other redundant back-office operations and staff functions.) This is expected to result in a tax credit of $1.604 million from the one-time charges and a $4.241 million after-tax charge to retained earnings in the pro forma condensed combined balance sheet.

   The pro forma entries are displayed below:

Debt--Retained earnings..............................  $4,241,000
Debt--other liabilities--taxes payable...............  1,604,000
  Credit--Cash.......................................             $4,796,000
  Credit--Other assets--prepaid acquisition
    charges..........................................             1,049,000

   The following provides detail of the estimated pre-tax charges:

Personnel............................................  $1,250,000
Benefit plans........................................  1,760,000
Facilities and data processing.......................    900,000
Other Merger expenses................................  1,935,000
                                                       ---------
  Total charges......................................  $5,845,000
                                                       ---------
                                                       ---------

(2) Reflects accounting of the IFC Merger as a "pooling-of-interests," through the exchange of 4,785,237 shares of Pinnacle Common Stock for an equivalent number of shares of IFC Common Stock and the elimination of treasury stock.

                    PRO FORMA COMBINED FINANCIAL INFORMATION
                       PINNACLE FINANCIAL SERVICES, INC.
                              AND CB BANCORP, INC.
            UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME SUMMARY
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

    The following Pinnacle Financial Services, Inc. and CB Bancorp, Inc. Unaudited Pro Forma Combined Statement of Income Summary combines the historical Consolidated Statements of Income of Pinnacle and CB giving effect to the CB Merger, which will be accounted for as a "pooling-of-interests," as if it had been effective as of the beginning of the earliest period indicated and after giving effect to the pro forma adjustments described in the Notes to Pinnacle Financial Services, Inc. and CB Bancorp, Inc. Unaudited Pro Forma Combined Financial Statements. For a description of "pooling-of-interests" accounting with respect to the CB Merger, see "THE MERGERS--Anticipated Accounting Treatment." This information should be read in conjunction with the historical consolidated financial statements of Pinnacle, including the notes thereto, which are incorporated by reference in this Joint Proxy Statement/ Prospectus, the historical consolidated financial statements of CB, including the notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus, and the condensed consolidated historical financial data for Pinnacle and CB and the other pro forma financial information, including the notes thereto, which appear elsewhere in this Joint Proxy Statement/Prospectus. See "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE." The effect of the expected one-time merger and restructuring charges of approximately $1.3 million (after-tax) have been reflected in the unaudited pro forma combined balance sheet; however, since the expected merger and restructuring charges are nonrecurring they have not been reflected in the unaudited pro forma combined statements of income. (See "--Notes to Pinnacle Financial Services, Inc. and CB Bancorp, Inc. Unaudited Pro Forma Combined Financial Statements" for details of the expected one-time merger and restructuring charges.) The pro forma financial data do not give effect to any anticipated cost savings in connection with the CB Merger and are not necessarily indicative of either the results that actually would have occurred had the CB Merger been consummated on the dates indicated or the results that may be obtained in the future.

                    PRO FORMA COMBINED FINANCIAL INFORMATION
                       PINNACLE FINANCIAL SERVICES, INC.
                              AND CB BANCORP, INC.
            UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME SUMMARY
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                             AT OR FOR THE THREE
                                                                 MONTHS ENDED
                                                                  MARCH 31,          FOR THE YEAR ENDED DECEMBER 31*
                                                           ------------------------  -------------------------------
                                                              1997         1996        1996       1995       1994
                                                           -----------  -----------  ---------  ---------  ---------
INTEREST INCOME:
  Interest and fees on loans:
    Taxable..............................................     $17,057      $15,198     $64,486    $41,004    $30,722
    Tax-exempt...........................................         126           50         239        241        242
  Interest and dividends on securities:
    Taxable..............................................       6,867        5,078      23,199      7,601      5,754
    Tax-exempt...........................................         273          264       1,064        905        998
  Interest on federal funds sold.........................          69           96         434        270        290
  Interest on due from banks.............................          32          422         539        301         96
                                                           -----------  -----------  ---------  ---------  ---------
    Total interest income................................      24,424       21,108      89,961     50,322     38,102
                                                           -----------  -----------  ---------  ---------  ---------
INTEREST EXPENSE:
  Interest on deposits...................................       9,274        8,674      35,965     20,877     15,243
  Interest on securities sold under repurchase agreements
    and other borrowings.................................       3,920        2,544      11,611      3,503        730
                                                           -----------  -----------  ---------  ---------  ---------
    Total interest expense...............................      13,194       11,218      47,576     24,380     15,973
                                                           -----------  -----------  ---------  ---------  ---------
  Net interest income....................................      11,230        9,890      42,385     25,942     22,129
  Provision for loan losses..............................         565          862       2,018        482        203
                                                           -----------  -----------  ---------  ---------  ---------
  Net interest income after provision for loan losses....      10,665        9,028      40,367     25,460     21,926
                                                           -----------  -----------  ---------  ---------  ---------
NON-INTEREST INCOME:
  Other..................................................       2,334        1,690       8,256      5,378      4,630
  Securities gains (losses), net.........................          59          234         653        349         67
                                                           -----------  -----------  ---------  ---------  ---------
    Total non-interest income............................       2,393        1,924       8,909      5,727      4,697
NON-INTEREST EXPENSE:
  Salaries and benefits..................................       3,269        2,937      12,695      8,613      7,573
  Occupancy and equipment................................       1,178        1,038       4,254      2,551      2,429
  Other..................................................       2,958        2,738      15,099      6,959      6,452
                                                           -----------  -----------  ---------  ---------  ---------
    Total non-interest expense...........................       7,405        6,713      32,048     18,123     16,454
  Income before income tax expense.......................       5,653        4,239      17,228     13,064     10,169
  Income tax expense.....................................       1,937        1,312       6,027      4,150      3,254
  Extraordinary items/accounting changes.................      --           --          --         --         --
                                                           -----------  -----------  ---------  ---------  ---------
  Net income.............................................     $ 3,716      $ 2,927     $11,201    $ 8,914    $ 6,915
                                                           -----------  -----------  ---------  ---------  ---------
                                                           -----------  -----------  ---------  ---------  ---------
NET INCOME PER SHARE:**
  Primary................................................       $0.49        $0.39       $1.49      $1.58      $1.26
  Fully diluted..........................................       $0.49        $0.39       $1.49      $1.58      $1.26
WEIGHTED AVERAGE SHARES OUTSTANDING:**
  Primary................................................   7,566,956    7,495,156   7,504,112  5,636,604  5,498,235
  Fully diluted..........................................   7,566,956    7,495,156   7,504,112  5,636,604  5,498,235

--------------------------
* Historical information included above is presented on a calendar year basis for Pinnacle and CB. As CB's fiscal year end is March 31, CB information for each of the years ended December 31, 1996, 1995 and 1994 includes the fourth quarter of the fiscal year preceding each such fiscal year and the first three quarters of such fiscal year.

** The net income per share (primary and fully diluted) and the weighted average shares outstanding (primary and fully diluted) shown above are based on an average price per share of Pinnacle Common Stock of $27.375 and a CB Exchange Ratio of 1.2785 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

    The following table illustrates the effect on net income per share (primary and fully diluted) and weighted average shares outstanding (primary and fully diluted) of an average price per share of Pinnacle Common Stock of $29.00 or higher and a CB Exchange Ratio of 1.2069 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                           FOR THE THREE
                                                            MONTHS ENDED
                                                             MARCH 31,          FOR THE YEAR ENDED DECEMBER 31,
                                                      ------------------------  -------------------------------
                                                         1997         1996        1996       1995       1994
                                                      -----------  -----------  ---------  ---------  ---------
NET INCOME PER SHARE:
  Primary...........................................       $0.50        $0.40       $1.51      $1.61      $1.28
  Fully diluted.....................................       $0.50        $0.40       $1.51      $1.61      $1.28
WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary...........................................   7,478,001    7,404,327   7,414,242  5,544,729  5,404,352
  Fully diluted.....................................   7,478,001    7,404,327   7,414,242  5,544,729  5,404,352

    The following table illustrates the effect on net income per share (primary and fully diluted) and weighted average shares outstanding (primary and fully diluted) of an average price per share of Pinnacle Common Stock of $23.00 or lower and a CB Exchange Ratio of 1.5217 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                           FOR THE THREE
                                                            MONTHS ENDED
                                                             MARCH 31,          FOR THE YEAR ENDED DECEMBER 31,
                                                      ------------------------  -------------------------------
                                                         1997         1996        1996       1995       1994
                                                      -----------  -----------  ---------  ---------  ---------
NET INCOME PER SHARE:
  Primary...........................................       $0.47        $0.38       $1.43      $1.50      $1.19
  Fully diluted.....................................       $0.47        $0.38       $1.43      $1.50      $1.19
WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary...........................................   7,869,088    7,803,658   7,809,353  5,948,657  5,817,111
  Fully diluted.....................................   7,869,088    7,803,658   7,809,353  5,948,657  5,817,111

                       PINNACLE FINANCIAL SERVICES, INC.
                              AND CB BANCORP, INC.
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

    The following Pinnacle Financial Services, Inc. and CB Bancorp, Inc. Unaudited Pro Forma Combined Statement of Income combine the historical Consolidated Statements of Income of Pinnacle and CB giving effect to the CB Merger, which will be accounted for as a "pooling-of-interests," as if it had been effective as of the beginning of the earliest period indicated and after giving effect to the pro forma adjustments described in the Notes to Pinnacle Financial Services, Inc. and CB Bancorp, Inc. Unaudited Pro Forma Combined Financial Statements. For a description of "pooling-of-interests" accounting with respect to the CB Merger, see "THE MERGERS--Anticipated Accounting Treatment." This information should be read in conjunction with the historical consolidated financial statements of Pinnacle, including the notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus, the historical consolidated financial statements of CB, including the notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus, and the condensed consolidated historical financial data for Pinnacle and CB and the other pro forma financial information, including the notes thereto, which appear elsewhere in this Joint Proxy Statement/Prospectus. See "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE." The effect of the expected one time merger and restructuring charges of approximately $1.3 million (after-tax) have been reflected in the unaudited pro forma combined balance sheet; however, since the expected merger and restructuring charges are nonrecurring they have not been reflected in the unaudited pro forma combined statements of income. (See "--Notes to Pinnacle Financial Services, Inc. and CB Bancorp, Inc. Unaudited Pro Forma Combined Financial Statements" for details of the expected one-time merger and restructuring charges.) The pro forma financial data do not give effect to any anticipated cost savings in connection with the CB Merger and are not necessarily indicative of either the results that actually would have occurred had the CB Merger been consummated on the dates indicated or the results that may be obtained in the future.

                       PINNACLE FINANCIAL SERVICES, INC.
                              AND CB BANCORP, INC.
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                  FOR THE THREE MONTHS ENDED MARCH 31, 1997
                                                            -----------------------------------------------------
                                                              PINNACLE         CB        PROFORMA     PRO FORMA
                                                             HISTORICAL    HISTORICAL   ADJUSTMENTS    COMBINED
                                                            ------------  ------------  -----------  ------------
INTEREST INCOME:
  Interest and fees on loans:
    Taxable...............................................  $     13,025  $      4,032               $     17,057
    Tax-exempt............................................           122             4                        126
  Interest and dividends on securities:
    Taxable...............................................         6,571           296                      6,867
    Tax-exempt............................................           273            --                        273
  Interest on federal funds sold                                      43            26                         69
  Interest on due from banks interest bearing.............            31             1                         32
                                                            ------------  ------------  -----------  ------------
    Total interest income.................................        20,065         4,359                     24,424
                                                            ------------  ------------  -----------  ------------
INTEREST EXPENSE:
  Interest on deposits....................................         7,747         1,527                      9,274
  Interest on securities sold under repurchase agreements
    and other borrowings..................................         3,268           652                      3,920
                                                            ------------  ------------  -----------  ------------
    Total interest expense................................        11,015         2,179                     13,194
                                                            ------------  ------------  -----------  ------------
  Net interest income.....................................         9,050         2,180                     11,230
  Provision for loan losses...............................           235           330                        565
                                                            ------------  ------------  -----------  ------------
  Net interest income, after provision for loan losses....         8,815         1,850                     10,665
                                                            ------------  ------------  -----------  ------------
NON-INTEREST INCOME:
  Other income............................................         1,832           502                      2,334
  Securities gains (losses), net..........................            59            --                         59
                                                            ------------  ------------  -----------  ------------
    Total non-interest income.............................         1,891           502                      2,393
NON-INTEREST EXPENSE:
  Salaries and benefits...................................         2,765           504                      3,269
  Occupancy and equipment.................................         1,032           146                      1,178
  Other non-interest expense..............................         2,392           566                      2,958
                                                            ------------  ------------  -----------  ------------
    Total non-interest expense............................         6,189         1,216                      7,405
  Income before income tax expense........................         4,517         1,136                      5,653
  Income tax expense......................................         1,547           390                      1,937
  Extraordinary items/accounting changes..................            --            --                         --
                                                            ------------  ------------  -----------  ------------
  Net income..............................................  $      2,970  $        746               $      3,716
                                                            ------------  ------------  -----------  ------------
                                                            ------------  ------------  -----------  ------------
NET INCOME PER SHARE:*
  Primary.................................................  $       0.50  $       0.60               $       0.49
  Fully diluted...........................................  $       0.50  $       0.60               $       0.49
WEIGHTED AVERAGE SHARES OUTSTANDING*
  Primary.................................................     5,978,640     1,241,938     346,378      7,566,956
  Fully diluted...........................................     5,978,640     1,244,517     343,799      7,566,956

------------------------

* The net income per share (primary and fully diluted) and the weighted average shares outstanding (primary and fully diluted) shown above are based on an average price per share of Pinnacle Common Stock of $27.375 and a CB Exchange Ratio of 1.2785 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

    The following table illustrates the effect on net income per share (primary and fully diluted) and weighted average shares outstanding (primary and fully diluted) of an average price per share of Pinnacle Common Stock of $29.00 or higher and a CB Exchange Ratio of 1.2069 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                             FOR THE THREE MONTHS ENDED MARCH 31, 1997
                                                         --------------------------------------------------
                                                          PINNACLE       CB       PRO FORMA     PRO FORMA
                                                         HISTORICAL  HISTORICAL  ADJUSTMENTS     COMBINED
                                                         ----------  ----------  ------------  ------------
NET INCOME PER SHARE:
  Primary..............................................       $0.50       $0.60                       $0.50
  Fully diluted........................................       $0.50       $0.60                       $0.50
WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary..............................................   5,978,640   1,241,938    257,423        7,478,001
  Fully diluted........................................   5,978,640   1,244,517    254,844        7,478,001

    The following table illustrates the effect on net income per share (primary and fully diluted) and weighted average shares outstanding (primary and fully diluted) of an average price per share of Pinnacle Common Stock of $23.00 or lower and a CB Exchange Ratio of 1.5217 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                             FOR THE THREE MONTHS ENDED MARCH 31, 1997
                                                         --------------------------------------------------
                                                          PINNACLE       CB       PRO FORMA     PRO FORMA
                                                         HISTORICAL  HISTORICAL  ADJUSTMENTS     COMBINED
                                                         ----------  ----------  ------------  ------------
NET INCOME PER SHARE:
  Primary..............................................       $0.50       $0.60                       $0.47
  Fully diluted........................................       $0.50       $0.60                       $0.47
WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary..............................................   5,978,640   1,241,938    648,510        7,869,088
  Fully diluted........................................   5,978,640   1,244,517    645,931        7,869,088

                       PINNACLE FINANCIAL SERVICES, INC.
                              AND CB BANCORP, INC.
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                  FOR THE THREE MONTHS ENDED MARCH 31, 1996
                                                            -----------------------------------------------------
                                                              PINNACLE         CB        PROFORMA     PRO FORMA
                                                             HISTORICAL    HISTORICAL   ADJUSTMENTS    COMBINED
                                                            ------------  ------------  -----------  ------------
INTEREST INCOME:
  Interest and fees on loans:
    Taxable...............................................  $     11,577  $      3,621               $     15,198
    Tax-exempt............................................            44             6                         50
  Interest and dividends on securities:
    Taxable...............................................         4,767           311                      5,078
    Tax-exempt............................................           264            --                        264
  Interest on federal funds sold                                      90             6                         96
  Interest on due from banks interest bearing.............           416             6                        422
                                                            ------------  ------------  -----------  ------------
    Total interest income.................................        17,158         3,950                     21,108
                                                            ------------  ------------  -----------  ------------
INTEREST EXPENSE:
  Interest on deposits....................................         7,399         1,275                      8,674
  Interest on securities sold under repurchase agreements
    and other borrowings..................................         1,890           654                      2,544
                                                            ------------  ------------  -----------  ------------
    Total interest expense................................         9,289         1,929                     11,218
                                                            ------------  ------------  -----------  ------------
  Net interest income.....................................         7,869         2,021                      9,890
  Provision for loan losses...............................            80           782                        862
                                                            ------------  ------------  -----------  ------------
  Net interest income, after provision for loan losses....         7,789         1,239                      9,028
                                                            ------------  ------------  -----------  ------------
NON-INTEREST INCOME:
  Other income............................................         1,350           340                      1,690
  Securities gains (losses), net..........................           234            --                        234
                                                            ------------  ------------  -----------  ------------
    Total non-interest income.............................         1,584           340                      1,924
NON-INTEREST EXPENSE:
  Salaries and benefits...................................         2,522           415                      2,937
  Occupancy and equipment.................................           902           136                      1,038
  Other non-interest expense..............................         2,327           411                      2,738
                                                            ------------  ------------  -----------  ------------
    Total non-interest expense............................         5,751           962                      6,713
  Income before income tax expense........................         3,622           617                      4,239
  Income tax expense......................................         1,178           134                      1,312
  Extraordinary items/accounting changes..................            --            --                         --
                                                            ------------  ------------  -----------  ------------
  Net income..............................................  $      2,444  $        483               $      2,927
                                                            ------------  ------------  -----------  ------------
                                                            ------------  ------------  -----------  ------------
NET INCOME PER SHARE:*
  Primary.................................................  $       0.42  $       0.38               $       0.39
  Fully diluted...........................................  $       0.42  $       0.38               $       0.39
WEIGHTED AVERAGE SHARES OUTSTANDING:*
  Primary.................................................     5,873,358     1,258,867     362,931      7,495,156
  Fully diluted...........................................     5,873,358     1,258,187     363,611      7,495,156

------------------------

* The net income per share (primary and fully diluted) and the weighted average shares outstanding (primary and fully diluted) shown above are based on an average price per share of Pinnacle Common Stock of $27.375 and a CB Exchange Ratio of 1.2785 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

    The following table illustrates the effect on net income per share (primary and fully diluted) and weighted average shares outstanding (primary and fully diluted) of an average price per share of Pinnacle Common Stock of $29.00 or higher and a CB Exchange Ratio of 1.2069 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                             FOR THE THREE MONTHS ENDED MARCH 31, 1996
                                                         --------------------------------------------------
                                                          PINNACLE       CB       PRO FORMA     PRO FORMA
                                                         HISTORICAL  HISTORICAL  ADJUSTMENTS     COMBINED
                                                         ----------  ----------  ------------  ------------
NET INCOME PER SHARE:
  Primary..............................................       $0.42       $0.38                       $0.40
  Fully diluted........................................       $0.42       $0.38                       $0.40
WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary..............................................   5,873,358   1,258,867    272,102        7,404,327
  Fully diluted........................................   5,873,358   1,258,187    272,782        7,404,327

    The following table illustrates the effect on net income per share (primary and fully diluted) and weighted average shares outstanding (primary and fully diluted) of an average price per share of Pinnacle Common Stock of $23.00 or lower and a CB Exchange Ratio of 1.5217 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                             FOR THE THREE MONTHS ENDED MARCH 31, 1996
                                                         --------------------------------------------------
                                                          PINNACLE       CB       PRO FORMA     PRO FORMA
                                                         HISTORICAL  HISTORICAL  ADJUSTMENTS     COMBINED
                                                         ----------  ----------  ------------  ------------
NET INCOME PER SHARE:
  Primary..............................................       $0.42       $0.38                       $0.38
  Fully diluted........................................       $0.42       $0.38                       $0.38
WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary..............................................   5,873,358   1,258,867    671,433        7,803,658
  Fully diluted........................................   5,873,358   1,258,187    672,113        7,803,658

                       PINNACLE FINANCIAL SERVICES, INC.
                              AND CB BANCORP, INC.
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                     FOR THE YEAR ENDED DECEMBER 31, 1996*
                                                                -----------------------------------------------
                                                                 PINNACLE       CB       PRO FORMA   PRO FORMA
                                                                HISTORICAL  HISTORICAL  ADJUSTMENTS   COMBINED
                                                                ----------  ----------  -----------  ----------
INTEREST INCOME:
  Interest and fees on loans:
    Taxable...................................................     $49,791     $14,695                  $64,486
    Tax-exempt................................................         218          21                      239
  Interest and dividends on securities:
    Taxable...................................................      21,957       1,242                   23,199
    Tax-exempt................................................       1,064      --                        1,064
  Interest on federal funds sold..............................         410          24                      434
  Interest on due from banks..................................         529          10                      539
                                                                ----------  ----------  -----------  ----------
    Total interest income.....................................      73,969      15,992                   89,961
                                                                ----------  ----------  -----------  ----------
INTEREST EXPENSE:
  Interest on deposits........................................      30,536       5,429                   35,965
  Interest on securities sold under repurchase agreements and
    other borrowings..........................................       9,157       2,454                   11,611
                                                                ----------  ----------  -----------  ----------
    Total interest expense....................................      39,693       7,883                   47,576
                                                                ----------  ----------  -----------  ----------
  Net interest income.........................................      34,276       8,109                   42,385
  Provision for loan losses...................................         375       1,643                    2,018
                                                                ----------  ----------  -----------  ----------
  Net interest income after provision for loan losses.........      33,901       6,466                   40,367
                                                                ----------  ----------  -----------  ----------
NON-INTEREST INCOME:
  Other.......................................................       6,655       1,601                    8,256
  Securities gains, net.......................................         653      --                          653
                                                                ----------  ----------  -----------  ----------
    Total non-interest income.................................       7,308       1,601                    8,909

NON-INTEREST EXPENSES:
  Salaries and benefits.......................................      10,843       1,852                   12,695
  Occupancy and equipment.....................................       3,670         584                    4,254
  Other.......................................................      12,443       2,656                   15,099
                                                                ----------  ----------  -----------  ----------
    Total non-interest expense................................      26,956       5,092                   32,048
  Income before income tax expense............................      14,253       2,975                   17,228
  Income tax expense..........................................       5,101         926                    6,027
                                                                ----------  ----------  -----------  ----------
  Net income..................................................     $ 9,152     $ 2,049                  $11,201
                                                                ----------  ----------  -----------  ----------
                                                                ----------  ----------  -----------  ----------
NET INCOME PER SHARE:**
  Primary.....................................................       $1.55       $1.64                    $1.49
  Fully diluted...............................................       $1.55       $1.64                    $1.49

WEIGHTED AVERAGE SHARES OUTSTANDING:**
  Primary.....................................................   5,899,453   1,245,810     358,849(1)  7,504,112
  Fully diluted...............................................   5,899,453   1,250,704     353,955(1)  7,504,112

------------------------

* Historical information included above is presented on a calendar year basis for Pinnacle and CB. As CB's fiscal year end is March 31, CB information for each of the years ended December 31, 1996, 1995 and 1994 includes the fourth quarter of the fiscal year preceding each such fiscal year and the first three quarters of such fiscal year.

** The net income per share (primary and fully diluted) and the weighted average shares outstanding (primary and fully diluted) shown above are based on an average price per share of Pinnacle Common Stock of $27.375 and a CB Exchange Ratio of 1.2785 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

    The following table illustrates the effect on net income per share (primary and fully diluted) and weighted average shares outstanding (primary and fully diluted) of an average price per share of Pinnacle Common Stock of $29.00 or higher and a CB Exchange Ratio of 1.2069 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                                FOR THE YEAR ENDED DECEMBER 31, 1996
                                                         --------------------------------------------------
                                                          PINNACLE       CB       PRO FORMA     PRO FORMA
                                                         HISTORICAL  HISTORICAL  ADJUSTMENTS     COMBINED
                                                         ----------  ----------  ------------  ------------
NET INCOME PER SHARE:
  Primary..............................................       $1.55       $1.64                       $1.51
  Fully diluted........................................       $1.55       $1.64                       $1.51
WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary..............................................   5,899,453   1,245,810    268,979        7,414,242
  Fully diluted........................................   5,899,453   1,250,704    264,085        7,414,242

    The following table illustrates the effect on net income per share (primary and fully diluted) and weighted average shares outstanding (primary and fully diluted) of an average price per share of Pinnacle Common Stock of $23.00 or lower and a CB Exchange Ratio of 1.5217 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                                FOR THE YEAR ENDED DECEMBER 31, 1996
                                                         --------------------------------------------------
                                                          PINNACLE       CB       PRO FORMA     PRO FORMA
                                                         HISTORICAL  HISTORICAL  ADJUSTMENTS     COMBINED
                                                         ----------  ----------  ------------  ------------
NET INCOME PER SHARE:
  Primary..............................................       $1.55       $1.64                       $1.43
  Fully diluted........................................       $1.55       $1.64                       $1.43
WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary..............................................   5,899,453   1,245,810    664,090        7,809,353
  Fully diluted........................................   5,899,453   1,250,704    659,196        7,809,353

                       PINNACLE FINANCIAL SERVICES, INC.,
                              AND CB BANCORP, INC.
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    FOR THE YEAR ENDED DECEMBER 31, 1995*
                                                            -----------------------------------------------------
                                                              PINNACLE         CB        PRO FORMA    PRO FORMA
                                                             HISTORICAL    HISTORICAL   ADJUSTMENTS    COMBINED
                                                            ------------  ------------  -----------  ------------
INTEREST INCOME:
  Interest and fees on loans:
    Taxable...............................................       $29,542       $11,462                    $41,004
    Tax-exempt............................................           214            27                        241
  Interest and dividends on securities:
    Taxable...............................................         6,321         1,280                      7,601
    Tax-exempt............................................           905       --                             905
  Interest on federal funds sold..........................           257            13                        270
  Interest on due from banks interest bearing.............           256            45                        301
                                                            ------------  ------------  -----------  ------------
      Total interest income...............................        37,495        12,827                     50,322
                                                            ------------  ------------  -----------  ------------
INTEREST EXPENSE:
  Interest on deposits....................................        16,093         4,784                     20,877
  Interest on securities sold under repurchase agreements
    and other borrowings..................................         2,058         1,445                      3,503
                                                            ------------  ------------  -----------  ------------
      Total interest expense..............................        18,151         6,229                     24,380
                                                            ------------  ------------  -----------  ------------
  Net interest income.....................................        19,344         6,598                     25,942
  Provision for loan losses...............................           225           257                        482
  Net interest income after provision for loan losses.....        19,119         6,341                     25,460
                                                            ------------  ------------  -----------  ------------
NON-INTEREST INCOME:
  Other income............................................         4,236         1,142                      5,378
  Securities gains (losses), net..........................           350           (1)                        349
                                                            ------------  ------------  -----------  ------------
      Total non-interest income...........................         4,586         1,141                      5,727
NON-INTEREST EXPENSES:
  Salaries and benefits...................................         7,100         1,513                      8,613
  Occupancy and equipment.................................         2,044           507                      2,551
  Other non-interest expense..............................         5,492         1,467                      6,959
                                                            ------------  ------------  -----------  ------------
      Total non-interest expense..........................        14,636         3,487                     18,123
  Income before income tax expense........................         9,069         3,995                     13,064
  Income tax expense......................................         2,610         1,540                      4,150
                                                            ------------  ------------  -----------  ------------
  Net income..............................................       $ 6,459       $ 2,455                    $ 8,914
                                                            ------------  ------------  -----------  ------------
                                                            ------------  ------------  -----------  ------------
NET INCOME PER SHARE:**
  Primary.................................................         $1.62         $1.94                      $1.58
  Fully diluted...........................................         $1.62         $1.93                      $1.58

WEIGHTED AVERAGE SHARES OUTSTANDING:**
  Primary.................................................     3,996,137     1,265,353     375,114(1)    5,636,604
  Fully diluted...........................................     3,996,137     1,273,276     367,191(1)    5,636,604

------------------------

* Historical information included above is presented on a calendar year basis for Pinnacle and CB. As CB's fiscal year end is March 31, CB information for each of the years ended December 31, 1996, 1995 and 1994 includes the fourth quarter of the fiscal year preceding each such fiscal year and the first three quarters of such fiscal year.

** The net income per share (primary and fully diluted) and the weighted average shares outstanding (primary and fully diluted) shown above are based on an average price per share of Pinnacle Common Stock of $27.375 and a CB Exchange Ratio of 1.2785 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

    The following table illustrates the effect on net income per share (primary and fully diluted) and weighted average shares outstanding (primary and fully diluted) of an average price per share of Pinnacle Common Stock of $29.00 or higher and a CB Exchange Ratio of 1.2069 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                                FOR THE YEAR ENDED DECEMBER 31, 1995
                                                           -----------------------------------------------
                                                            PINNACLE       CB       PRO FORMA   PRO FORMA
                                                           HISTORICAL  HISTORICAL  ADJUSTMENTS   COMBINED
                                                           ----------  ----------  -----------  ----------
NET INCOME PER SHARE:
  Primary................................................  $     1.62  $     1.94               $     1.61
  Fully diluted..........................................  $     1.62  $     1.93               $     1.61

WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary................................................   3,996,137   1,265,353     283,239    5,544,729
  Fully diluted..........................................   3,996,137   1,273,276     275,316    5,544,729

    The following table illustrates the effect on net income per share (primary and fully diluted) and weighted average shares outstanding (primary and fully diluted) of an average price per share of Pinnacle Common Stock of $23.00 or lower and a CB Exchange Ratio of 1.5217 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                                FOR THE YEAR ENDED DECEMBER 31, 1995
                                                           -----------------------------------------------
                                                            PINNACLE       CB       PRO FORMA   PRO FORMA
                                                           HISTORICAL  HISTORICAL  ADJUSTMENTS   COMBINED
                                                           ----------  ----------  -----------  ----------
NET INCOME PER SHARE:
  Primary................................................  $     1.62  $     1.94               $     1.50
  Fully diluted..........................................  $     1.62  $     1.93               $     1.50

WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary................................................   3,996,137   1,265,353     687,167    5,948,657
  Fully diluted..........................................   3,996,137   1,273,276     679,244    5,948,657

                       PINNACLE FINANCIAL SERVICES, INC.
                              AND CB BANCORP, INC.
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    FOR THE YEAR ENDED DECEMBER 31, 1994*
                                                               ------------------------------------------------
                                                                PINNACLE       CB       PRO FORMA    PRO FORMA
                                                               HISTORICAL  HISTORICAL  ADJUSTMENTS    COMBINED
                                                               ----------  ----------  ------------  ----------
INTEREST INCOME:
  Interest and fees on loans:
    Taxable..................................................     $22,949      $7,773                   $30,722
    Tax-exempt...............................................         209          33                       242
  Interest and dividends on securities:
    Taxable..................................................       4,626       1,128                     5,754
    Tax-exempt...............................................         998      --                           998
  Interest on federal funds sold.............................         110         180                       290
  Interest on due from banks.................................          76          20                        96
                                                               ----------  ----------  ------------  ----------
      Total interest income..................................      28,968       9,134                    38,102
                                                               ----------  ----------  ------------  ----------
INTEREST EXPENSE:
  Interest on deposits.......................................      11,316       3,927                    15,243
  Interest on securities sold under repurchase agreements and
    other borrowings.........................................         546         184                       730
                                                               ----------  ----------  ------------  ----------
      Total interest expense.................................      11,862       4,111                    15,973
                                                               ----------  ----------  ------------  ----------
  Net interest income........................................      17,106       5,023                    22,129
  Provision for loan losses..................................         125          78                       203
                                                               ----------  ----------  ------------  ----------
  Net interest income after provision for loan losses........      16,981       4,945                    21,926
                                                               ----------  ----------  ------------  ----------
NON-INTEREST INCOME:
  Other income...............................................       3,692         938                     4,630
  Securities gains, net......................................          64           3                        67
                                                               ----------  ----------  ------------  ----------
      Total non-interest income..............................       3,756         941                     4,697
NON-INTEREST EXPENSES:
  Salaries and benefits......................................       6,073       1,500                     7,573
  Occupancy and equipment....................................       1,918         511                     2,429
  Other......................................................       5,123       1,329                     6,452
                                                               ----------  ----------  ------------  ----------
      Total non-interest expense.............................      13,114       3,340                    16,454
  Income before income tax expense...........................       7,623       2,546                    10,169
  Income tax expense.........................................       2,333         921                     3,254
                                                               ----------  ----------  ------------  ----------
  Net income.................................................     $ 5,290      $1,625                   $ 6,915
                                                               ----------  ----------  ------------  ----------
                                                               ----------  ----------  ------------  ----------
NET INCOME PER SHARE:**
  Primary....................................................       $1.38       $1.26                     $1.26
  Fully diluted..............................................       $1.38       $1.26                     $1.26
WEIGHTED AVERAGE SHARES OUTSTANDING:**
  Primary....................................................   3,821,904   1,292,293    384,038(1)   5,498,235
  Fully diluted..............................................   3,821,904   1,289,970    386,361(1)   5,498,235

------------------------
* Historical information included above is presented on a calendar year basis for Pinnacle and CB. As CB's fiscal year end is March 31, CB information for each of the years ended December 31, 1996, 1995 and 1994 includes the fourth quarter of the fiscal year preceding each such fiscal year and the first three quarters of such fiscal year.

** The net income per share (primary and fully diluted) and the weighted average shares outstanding (primary and fully diluted) shown above are based on an average price per share of Pinnacle Common Stock of $27.375 and a CB Exchange Ratio of 1.2785 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

    The following table illustrates the effect on net income per share (primary and fully diluted) and weighted average shares outstanding (primary and fully diluted) of an average price per share of Pinnacle Common Stock of $29.00 or higher and a CB Exchange Ratio of 1.2069 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                                FOR THE YEAR ENDED DECEMBER 31, 1994
                                                          ------------------------------------------------
                                                           PINNACLE       CB       PRO FORMA    PRO FORMA
                                                          HISTORICAL  HISTORICAL  ADJUSTMENTS    COMBINED
                                                          ----------  ----------  ------------  ----------
NET INCOME PER SHARE:
  Primary...............................................       $1.38       $1.26                     $1.28
  Fully diluted.........................................       $1.38       $1.26                     $1.28

WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary...............................................   3,821,904   1,292,293    290,155      5,404,352
  Fully diluted.........................................   3,821,904   1,289,970    292,478      5,404,352

    The following table illustrates the effect on net income per share (primary and fully diluted) and weighted average shares outstanding (primary and fully diluted) of an average price per share of Pinnacle Common Stock of $23.00 or lower and a CB Exchange Ratio of 1.5217 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                                FOR THE YEAR ENDED DECEMBER 31, 1994
                                                          ------------------------------------------------
                                                           PINNACLE       CB       PRO FORMA    PRO FORMA
                                                          HISTORICAL  HISTORICAL  ADJUSTMENTS    COMBINED
                                                          ----------  ----------  ------------  ----------
NET INCOME PER SHARE:
  Primary...............................................       $1.38       $1.26                     $1.19
  Fully diluted.........................................       $1.38       $1.26                     $1.19

WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary...............................................   3,821,904   1,292,293    702,914      5,817,111
  Fully diluted.........................................   3,821,904   1,289,970    705,237      5,817,111

                       PINNACLE FINANCIAL SERVICES, INC.
                              AND CB BANCORP, INC.
                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

    The following Pinnacle Financial Services, Inc. and CB Bancorp, Inc. Unaudited Pro Forma Combined Balance Sheet combines the historical Consolidated Balance Sheets of Pinnacle and CB giving effect to the CB Merger, which will be accounted for as a "pooling-of-interests," as if it had been effective on March 31, 1997. For a description of "pooling-of-interests" accounting with respect to the CB Merger, see "THE MERGERS--Anticipated Accounting Treatment." This information should be read in conjunction with the historical consolidated financial statements of Pinnacle, including the notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus, the historical consolidated financial statements of CB, including the notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus, and the condensed consolidated historical financial data for Pinnacle and the CB and the other pro forma financial information, including the notes thereto, which appear elsewhere in this Joint Proxy Statement/Prospectus. See "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE." The effect of the expected one-time merger and restructuring charges of approximately $1.3 million (after-tax) have been reflected in the unaudited pro forma combined balance sheet; however, since the expected merger and restructuring charges are nonrecurring they have not been reflected in the unaudited pro forma combined statements of income. (See "--Notes to Pinnacle Financial Services, Inc. and CB Bancorp, Inc. Unaudited Pro Forma Combined Financial Statements" for details of the expected one-time merger and restructuring charges.) The pro forma financial data do not give effect to any anticipated cost savings in connection with the CB Merger and are not necessarily indicative of either the results that actually would have occurred had the CB Merger been consummated on March 31, 1997 or the results that may be obtained in the future.

                        PINNACLE FINANCIAL SERVICES, INC
                              AND CB BANCORP, INC.
                   PRO FORMA CONDENSED COMBINED BALANCE SHEET
                              AS OF MARCH 31, 1997
                                  (UNAUDITED)

                                                             PINNACLE         CB
                                                               (AS           (AS        PRO FORMA    PRO FORMA
                                                            REPORTED)     REPORTED)    ADJUSTMENTS    COMBINED
                                                           ------------  ------------  -----------  ------------
                                                                              (IN THOUSANDS)
ASSETS:
  Cash due from banks....................................   $   25,904    $    4,847    $  (1,500)  $     29,251
  Federal funds sold.....................................       --            --                         --
  Due from banks-interest bearing........................        2,016         9,882                      11,898
  Investment securities..................................      412,925        17,723                     430,648
  Loans..................................................      615,024       186,505                     801,529
  Allowance for loan losses..............................       (5,651)       (1,808)                     (7,459)
  Other assets...........................................       47,573         9,986                      57,559
                                                           ------------  ------------  -----------  ------------
      Total assets.......................................   $1,097,791    $  227,135    $  (1,500)  $  1,323,426
                                                           ------------  ------------  -----------  ------------
                                                           ------------  ------------  -----------  ------------
LIABILITIES:
  Deposits:
    Non-interest-bearing demand deposits.................   $   62,080    $   10,003                $     72,083
    Interest-bearing demand deposits.....................       76,250        13,697                      89,947
    Savings deposits.....................................      272,663        36,739                     309,402
    Time deposits........................................      346,929        89,370                     436,299
                                                           ------------  ------------  -----------  ------------
      Total deposits.....................................      757,922       149,809       --            907,731
  Securities sold under agreements to repurchase and
    other borrowings.....................................      259,274        53,284                     312,558
  Other liabilities......................................        5,305         3,199         (180)         8,324
                                                           ------------  ------------  -----------  ------------
      Total liabilities..................................    1,022,501       206,292         (180)     1,228,613

STOCKHOLDERS' EQUITY:
  Common stock...........................................       19,110            13          (13)        19,110
  Additional paid-in-capital.............................       44,574         5,866       (1,731)        48,709
  Retained earnings......................................       16,354        16,453       (1,320)        31,487
  Net unrealized gain (loss) on securities-for-sale......       (4,748)           61                      (4,687)
  Less: Treasury stock...................................       --             1,550       (1,744)          (194)
                                                           ------------  ------------  -----------  ------------
      Total stockholders' equity.........................       75,290        20,843       (1,320)        94,813
                                                           ------------  ------------  -----------  ------------
      Total liabilities and stockholders' equity.........   $1,097,791    $  227,135    $  (1,500)  $  1,323,426
                                                           ------------  ------------  -----------  ------------
                                                           ------------  ------------  -----------  ------------
PER SHARE DATA:*
  Shares outstanding.....................................    5,980,320     1,161,997      426,202      7,568,519
  Book value per share...................................   $    12.59    $    17.94                $      12.53

------------------------

* The shares outstanding and the book value per share shown above are based on an average price per share of Pinnacle Common Stock of $27.375 and a CB Exchange Ratio of 1.2785 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

    The following table illustrates the effect on shares outstanding and book value per share of an average price per share of Pinnacle Common Stock of $29.00 or higher and a CB Exchange Ratio of 1.2069 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                                        AS OF MARCH 31, 1997
                                                          ------------------------------------------------
                                                           PINNACLE       CB       PRO FORMA    PRO FORMA
                                                          HISTORICAL  HISTORICAL  ADJUSTMENTS    COMBINED
                                                          ----------  ----------  ------------  ----------
Shares outstanding......................................   5,980,320   1,161,997    337,254      7,479,571
Book value per share....................................      $12.59      $17.94                    $12.68

    The following table illustrates the effect on shares outstanding and book value per share of an average price per share of Pinnacle Common Stock of $23.00 or lower and a CB Exchange Ratio of 1.5217 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                                        AS OF MARCH 31, 1997
                                                          ------------------------------------------------
                                                           PINNACLE       CB       PRO FORMA    PRO FORMA
                                                          HISTORICAL  HISTORICAL  ADJUSTMENTS    COMBINED
                                                          ----------  ----------  ------------  ----------
Shares outstanding......................................   5,980,320   1,161,997    728,313      7,870,630
Book value per share....................................      $12.59      $17.94                    $12.05

        NOTES TO PINNACLE FINANCIAL SERVICES, INC., AND CB BANCORP, INC.
               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(1) Reflects additional shares issued assuming a CB Exchange Ratio of 1.2785 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger. The assumed CB Exchange Ratio was calculated assuming an average price for Pinnacle Common Stock of $27.375.

(2) Reflects expected one-time merger and restructuring charges of approximately $1.5 million (pre-tax) and a tax credit of $180,000 to be incurred in 1997. In addition, management believes there will be annualized pre-tax cost savings of approximately $900,000 following the CB Merger. (While there can be no assurances that such cost savings will be realized, they are expected to be realized primarily through reductions in staff, consolidation of the parties' banking and thrift businesses, the consolidation of certain offices, data processing and other redundant back-office operations and staff functions.)

        The pro forma entries are displayed below:

Debt--Retained earnings..............................  $1,320,000
Debt--other liabilities--taxes payable...............    180,000
  Credit--Cash.......................................             $1,500,000

        The following provides detail of the estimated pre-tax charges:

Personnel............................................  $ 150,000
Benefit plans........................................    200,000
Facilities and data processing.......................    100,000
Other Merger expenses................................  1,050,000
                                                       ---------
    Total charges....................................  $1,500,000
                                                       ---------
                                                       ---------

(3) Reflects accounting of the CB Merger as a "pooling-of-interests," through the exchange of 1,588,199 shares of Pinnacle Common Stock for 1,161,997 shares of CB Common Stock and outstanding CB stock options and the elimination of treasury stock.

                    PRO FORMA COMBINED FINANCIAL INFORMATION
                       PINNACLE FINANCIAL SERVICES, INC.,
                INDIANA FEDERAL CORPORATION AND CB BANCORP, INC.
            UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME SUMMARY
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

    The following Pinnacle Financial Services, Inc., Indiana Federal Corporation and CB Bancorp, Inc. Unaudited Pro Forma Combined Statement of Income Summary combines the historical Consolidated Statements of Income of Pinnacle, IFC and CB giving effect to each of the Mergers, which will be accounted for as "pooling-of-interests," as if each of the Mergers had been effective as of the beginning of the earliest period indicated and after giving effect to the pro forma adjustments described in the Notes to Pinnacle Financial Services, Inc., Indiana Federal Corporation and CB Bancorp, Inc. Unaudited Pro Forma Combined Financial Statements. For a description of "pooling-of-interests" accounting with respect to the Mergers, see "THE MERGERS--Anticipated Accounting Treatment." This information should be read in conjunction with the historical consolidated financial statements of Pinnacle, including the notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus, the historical consolidated financial statements of IFC, including the notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus, the historical consolidated financial statements of CB Bancorp, Inc., including the notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus, and the condensed consolidated historical financial data for Pinnacle, IFC and CB and the other pro forma financial information, including the notes thereto, which appear elsewhere in this Joint Proxy Statement/Prospectus. See "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE." The effect of the expected one-time merger and restructuring charges of approximately $5.5 million (after-tax) have been reflected in the unaudited pro forma combined balance sheet; however, since the expected merger and restructuring charges are nonrecurring they have not been reflected in the unaudited pro forma combined statements of income. (See "--Notes to Pinnacle Financial Services, Inc., Indiana Federal Corporation and CB Bancorp, Inc. Unaudited Pro Forma Combined Financial Statements" for details of the expected one-time merger and restructuring charges.) The pro forma financial data do not give effect to any anticipated cost savings in connection with the Mergers and are not necessarily indicative of either the results that actually would have occurred had the Mergers been consummated on the dates indicated or the results that may be obtained in the future.

                       PINNACLE FINANCIAL SERVICES, INC.,
                INDIANA FEDERAL CORPORATION AND CB BANCORP, INC.
            UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME SUMMARY
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                              AT OR FOR THE THREE MONTHS
                                                   ENDED MARCH 31,              FOR THE YEAR ENDED DECEMBER 31,*
                                             ----------------------------  -------------------------------------------
                                                 1997           1996           1996           1995           1994
                                             -------------  -------------  -------------  -------------  -------------
INTEREST INCOME:
  Interest and fees on loans:
    Taxable................................        $30,057        $26,829       $113,161       $ 87,686        $65,815
    Tax-exempt.............................            174            110            477            454            447
  Interest and dividends on securities:
      Taxable..............................          9,235          6,684         30,919         15,701         13,737
      Tax-exempt...........................            277            286          1,136            973          1,093
  Interest on federal funds sold...........            136            112            498            356            447
  Interest on due from banks interest
    bearing................................             32            444            629            322            136
                                             -------------  -------------  -------------  -------------  -------------
    Total interest income..................         39,911         34,465        146,820        105,492         81,675
                                             -------------  -------------  -------------  -------------  -------------
INTEREST EXPENSE:
  Interest on deposits.....................         15,384         14,525         60,403         43,300         31,722
  Interest on securities sold under
    repurchase agreements and other
    borrowings.............................          6,556          4,004         19,032         10,935          6,616
                                             -------------  -------------  -------------  -------------  -------------
    Total interest expense.................         21,940         18,529         79,435         54,235         38,338
                                             -------------  -------------  -------------  -------------  -------------
Net interest income........................         17,971         15,936         67,385         51,257         43,337
Provision for loan losses..................            805            912          3,133            659            382
                                             -------------  -------------  -------------  -------------  -------------
Net interest income after provision for
  loan losses..............................         17,166         15,024         64,252         50,598         42,955
                                             -------------  -------------  -------------  -------------  -------------
NON-INTEREST INCOME:
  Other....................................          4,160          2,760         12,551          9,617          9,031
  Securities gains (losses), net...........             59            214            708            789            137
                                             -------------  -------------  -------------  -------------  -------------
    Total non-interest income..............          4,219          2,974         13,259         10,406          9,168

NON-INTEREST EXPENSE:
  Salaries and benefits....................          5,802          5,145         21,519         17,568         14,980
  Occupancy and equipment..................          1,988          1,845          7,690          6,001          4,934
  Other....................................          4,638          4,586         25,290         14,749         11,712
                                             -------------  -------------  -------------  -------------  -------------
    Total non-interest expense.............         12,428         11,576         54,499         38,318         31,626
                                             -------------  -------------  -------------  -------------  -------------
Income before income tax expense...........          8,957          6,422         23,012         22,686         20,497
  Income tax expense.......................          2,961          1,858          7,188          6,468          6,320
  Extraordinary items/accounting changes...       --             --             --             --             --
                                             -------------  -------------  -------------  -------------  -------------
  Net income...............................       $  5,996       $  4,564       $ 15,824       $ 16,218        $14,177
                                             -------------  -------------  -------------  -------------  -------------
                                             -------------  -------------  -------------  -------------  -------------
NET INCOME PER SHARE:**
  Primary..................................          $0.48          $0.37          $1.29          $1.56          $1.37
  Fully diluted............................          $0.48          $0.37           1.28           1.55           1.37

WEIGHTED AVERAGE SHARES OUTSTANDING:**
  Primary..................................     12,415,826     12,255,285     12,298,961     10,413,603     10,342,834
  Fully diluted............................     12,426,604     12,276,670     12,318,370     10,444,751     10,346,721

------------------------

* Historical information included above is presented on a calendar year basis for Pinnacle, IFC and CB. As CB's fiscal year end is March 31, CB information for each of the years ended December 31, 1996, 1995 and 1994 includes the fourth quarter of the fiscal year preceding each such fiscal year and the first three quarters of such fiscal year.

** The net income per share (primary and fully diluted) and the weighted average shares outstanding (primary and fully diluted) shown above are based on the IFC Exchange Ratio, an average price per share of Pinnacle Common Stock of $27.375 and a CB Exchange Ratio of 1.2785 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

    The following table illustrates the effect on net income per share (primary and fully diluted) and weighted average shares outstanding (primary and fully diluted) of an average price per share of Pinnacle Common Stock of $29.00 or higher and a CB Exchange Ratio of 1.2069 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                        FOR THE THREE MONTHS ENDED
                                                MARCH 31,               FOR THE YEAR ENDED DECEMBER 31,
                                        --------------------------  ----------------------------------------
                                            1997          1996          1996          1995          1994
                                        ------------  ------------  ------------  ------------  ------------
NET INCOME PER SHARE:
  Primary.............................         $0.49         $0.38         $1.30         $1.57         $1.38
  Fully diluted.......................         $0.49         $0.37         $1.29         $1.57         $1.38
WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary.............................    12,326,871    12,164,456    12,209,091    10,321,728    10,248,951
  Fully diluted.......................    12,337,649    12,185,841    12,228,500    10,352,876    10,252,838

    The following table illustrates the effect on net income per share (primary and fully diluted) and weighted average shares outstanding (primary and fully diluted) of an average price per share of Pinnacle Common Stock of $23.00 or lower and a CB Exchange Ratio of 1.5217 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                        FOR THE THREE MONTHS ENDED
                                                MARCH 31,               FOR THE YEAR ENDED DECEMBER 31,
                                        --------------------------  ----------------------------------------
                                            1997          1996          1996          1995          1994
                                        ------------  ------------  ------------  ------------  ------------
NET INCOME PER SHARE:
  Primary.............................         $0.47         $0.36         $1.26         $1.51         $1.33
  Fully diluted.......................         $0.47         $0.36         $1.25         $1.51         $1.33
WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary.............................    12,717,958    12,563,787    12,604,202    10,725,656    10,661,710
  Fully diluted.......................    12,728,736    12,585,172    12,623,611    10,756,804    10,665,597

                       PINNACLE FINANCIAL SERVICES, INC.,
                INDIANA FEDERAL CORPORATION AND CB BANCORP, INC.
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

    The following Pinnacle Financial Services, Inc., Indiana Federal Corporation and CB Bancorp, Inc. Unaudited Pro Forma Combined Statement of Income combine the historical Consolidated Statements of Income of Pinnacle, IFC and CB giving effect to each of the Mergers, which will be accounted for as "pooling-of-interests," as if each of the Mergers had been effective as of the beginning of the earliest period indicated and after giving effect to the pro forma adjustments described in the Notes to Pinnacle Financial Services, Inc., Indiana Federal Corporation and CB Bancorp, Inc. Unaudited Pro Forma Combined Financial Statements. For a description of "pooling-of-interests" accounting with respect to the Mergers, see "THE MERGERS--Anticipated Accounting Treatment." This information should be read in conjunction with the historical consolidated financial statements of Pinnacle, including the notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus, the historical consolidated financial statements of IFC, including the notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus, the historical consolidated financial statements of CB, including the notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus and the condensed consolidated historical financial data for Pinnacle, IFC and CB and the other pro forma financial information, including the notes thereto, which appear elsewhere in this Joint Proxy Statement/Prospectus. See "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE." The effect of the expected one time merger and restructuring charges of approximately $5.5 million (after-tax) have been reflected in the unaudited pro forma combined balance sheet; however, since the expected merger and restructuring charges are nonrecurring they have not been reflected in the unaudited pro forma combined statements of income. (See "--Notes to Pinnacle Financial Services, Inc., Indiana Federal Corporation and CB Bancorp, Inc. Unaudited Pro Forma Combined Financial Statements" for details of the expected one-time merger and restructuring charges.) The pro forma financial data do not give effect to any anticipated cost savings in connection with the Mergers and are not necessarily indicative of either the results that actually would have occurred had the Mergers been consummated on the dates indicated or the results that may be obtained in the future.

                       PINNACLE FINANCIAL SERVICES, INC.,
                INDIANA FEDERAL CORPORATION AND CB BANCORP, INC.
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                         FOR THE THREE MONTHS ENDED MARCH 31, 1997
                                                            --------------------------------------------------------------------
                                                              PINNACLE        IFC            CB        PRO FORMA     PRO FORMA
                                                             HISTORICAL    HISTORICAL    HISTORICAL   ADJUSTMENTS     COMBINED
                                                            ------------  ------------  ------------  ------------  ------------
INTEREST INCOME:
  Interest and fees on loans:
    Taxable...............................................       $13,025       $13,001        $4,032                     $30,058
    Tax-exempt............................................           122            48             4                         174
  Interest and dividends on securities:
    Taxable...............................................         6,571         2,367           296                       9,234
    Tax-exempt............................................           273             4       --                              277
  Interest on federal funds sold..........................            43            67            26                         136
  Interest on due from banks interest bearing.............            31       --                  1                          32
                                                            ------------  ------------  ------------  ------------  ------------
      Total interest income...............................        20,065        15,487         4,359                      39,911
                                                            ------------  ------------  ------------  ------------  ------------
INTEREST EXPENSE:
  Interest on deposits....................................         7,747         6,110         1,527                      15,384
  Interest on securities sold under repurchase agreements
    and other borrowings..................................         3,268         2,636           652                       6,556
                                                            ------------  ------------  ------------  ------------  ------------
      Total interest expense..............................        11,015         8,746         2,179                      21,940
                                                            ------------  ------------  ------------  ------------  ------------
Net interest income.......................................         9,050         6,741         2,180                      17,971
Provision for loan losses.................................           235           240           330                         805
                                                            ------------  ------------  ------------  ------------  ------------
Net interest income after provision for loan losses.......         8,815         6,501         1,850                      17,166
                                                            ------------  ------------  ------------  ------------  ------------
NON-INTEREST INCOME:
  Other income............................................         1,832         1,826           502                       4,160
  Securities gains, net...................................            59       --            --                               59
                                                            ------------  ------------  ------------  ------------  ------------
      Total non-interest income...........................         1,891         1,826           502                       4,219
NON-INTEREST EXPENSES:
  Salaries and benefits...................................         2,765         2,533           504                       5,802
  Occupancy and equipment.................................         1,032           810           146                       1,988
  Other...................................................         2,392         1,680           566                       4,638
                                                            ------------  ------------  ------------  ------------  ------------
      Total non-interest expense..........................         6,189         5,023         1,216                      12,428
                                                            ------------  ------------  ------------  ------------  ------------
  Income before income tax expense........................         4,517         3,304         1,136                       8,957
  Income tax expense......................................         1,547         1,024           390                       2,961
                                                            ------------  ------------  ------------  ------------  ------------
  Net income..............................................       $ 2,970       $ 2,280         $ 746                     $ 5,996
                                                            ------------  ------------  ------------  ------------  ------------
                                                            ------------  ------------  ------------  ------------  ------------
NET INCOME PER SHARE:*
  Primary.................................................         $0.50         $0.47         $0.60                       $0.48
  Fully diluted...........................................          0.50          0.47          0.60                        0.48
WEIGHTED AVERAGE SHARES OUTSTANDING:*
  Primary.................................................     5,978,640     4,848,870     1,241,938       346,378    12,415,826
  Fully diluted...........................................     5,978,640     4,859,648     1,244,517       343,799    12,426,604

------------------------

* The net income per share (primary and fully diluted) and the weighted average shares outstanding (primary and fully diluted) shown above are based on the IFC Exchange Ratio, an average price per share of Pinnacle Common Stock of $27.375 and a CB Exchange Ratio of 1.2785 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

    The following table illustrates the effect on net income per share (primary and fully diluted) and weighted average shares outstanding (primary and fully diluted) of an average price per share of Pinnacle Common Stock of $29.00 or higher and a CB Exchange Ratio of 1.2069 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                      FOR THE THREE MONTHS ENDED MARCH 31, 1997
                                            --------------------------------------------------------------
                                             PINNACLE      IFC          CB       PRO FORMA     PRO FORMA
                                            HISTORICAL  HISTORICAL  HISTORICAL  ADJUSTMENTS     COMBINED
                                            ----------  ----------  ----------  ------------  ------------
NET INCOME PER SHARE:
  Primary.................................       $0.50       $0.47       $0.60                       $0.49
  Fully diluted...........................       $0.50       $0.47       $0.60                       $0.49

WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary.................................   5,978,640   4,848,870   1,241,938    257,423       12,326,871
  Fully diluted...........................   5,978,640   4,859,648   1,244,517    254,844       12,337,649

    The following table illustrates the effect on net income per share (primary and fully diluted) and weighted average shares outstanding (primary and fully diluted) of an average price per share of Pinnacle Common Stock of $23.00 or lower and a CB Exchange Ratio of 1.5217 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                      FOR THE THREE MONTHS ENDED MARCH 31, 1997
                                            --------------------------------------------------------------
                                             PINNACLE      IFC          CB       PRO FORMA     PRO FORMA
                                            HISTORICAL  HISTORICAL  HISTORICAL  ADJUSTMENTS     COMBINED
                                            ----------  ----------  ----------  ------------  ------------
NET INCOME PER SHARE:
  Primary.................................       $0.50       $0.47       $0.60                       $0.47
  Fully diluted...........................       $0.50       $0.47       $0.60                       $0.47

WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary.................................   5,978,640   4,848,870   1,241,938    648,510       12,717,958
  Fully diluted...........................   5,978,640   4,859,648   1,244,517    645,931       12,728,736

                       PINNACLE FINANCIAL SERVICES, INC.,
                INDIANA FEDERAL CORPORATION AND CB BANCORP, INC.
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                         FOR THE THREE MONTHS ENDED MARCH 31, 1996
                                                            --------------------------------------------------------------------
                                                              PINNACLE        IFC            CB        PRO FORMA     PRO FORMA
                                                             HISTORICAL    HISTORICAL    HISTORICAL   ADJUSTMENTS     COMBINED
                                                            ------------  ------------  ------------  ------------  ------------
INTEREST INCOME:
  Interest and fees on loans:
    Taxable...............................................       $11,577       $11,631        $3,621                     $26,829
    Tax-exempt............................................            44            60             6                         110
  Interest and dividends on securities:
    Taxable...............................................         4,767         1,606           311                       6,684
    Tax-exempt............................................           264            22       --                              286
  Interest on federal funds sold..........................            90            16             6                         112
  Interest on due from banks interest bearing.............           416            22             6                         444
                                                            ------------  ------------  ------------  ------------  ------------
      Total interest income...............................        17,158        13,357         3,950                      34,465
                                                            ------------  ------------  ------------  ------------  ------------
INTEREST EXPENSE:
  Interest on deposits....................................         7,399         5,851         1,275                      14,525
  Interest on securities sold under repurchase agreements
    and other borrowings..................................         1,890         1,460           654                       4,004
                                                            ------------  ------------  ------------  ------------  ------------
      Total interest expense..............................         9,289         7,311         1,929                      18,529
                                                            ------------  ------------  ------------  ------------  ------------
Net interest income.......................................         7,869         6,046         2,021                      15,936
Provision for loan losses.................................            80            50           782                         912
                                                            ------------  ------------  ------------  ------------  ------------
Net interest income after provision for loan losses.......         7,789         5,996         1,239                      15,024
                                                            ------------  ------------  ------------  ------------  ------------
NON-INTEREST INCOME:
  Other income............................................         1,350         1,070           340                       2,760
  Securities gains, net...................................           234           (20)      --                              214
                                                            ------------  ------------  ------------  ------------  ------------
      Total non-interest income...........................         1,584         1,050           340                       2,974
NON-INTEREST EXPENSES:
  Salaries and benefits...................................         2,522         2,208           415                       5,145
  Occupancy and equipment.................................           902           807           136                       1,845
  Other...................................................         2,327         1,848           411                       4,586
                                                            ------------  ------------  ------------  ------------  ------------
      Total non-interest expense..........................         5,751         4,863           962                      11,576
                                                            ------------  ------------  ------------  ------------  ------------
  Income before income tax expense........................         3,622         2,183           617                       6,422
  Income tax expense......................................         1,178           546           134                       1,858
                                                            ------------  ------------  ------------  ------------  ------------
  Net income..............................................       $ 2,444       $ 1,637         $ 483                     $ 4,564
                                                            ------------  ------------  ------------  ------------  ------------
                                                            ------------  ------------  ------------  ------------  ------------
NET INCOME PER SHARE:*
  Primary.................................................         $0.42         $0.34         $0.38                       $0.37
  Fully diluted...........................................          0.42          0.34          0.38                        0.37

WEIGHTED AVERAGE SHARES OUTSTANDING:*
  Primary.................................................     5,873,358     4,760,129     1,258,867       362,931    12,255,285
  Fully diluted...........................................     5,873,358     4,781,514     1,258,187       363,611    12,276,670

------------------------

* The net income per share (primary and fully diluted) and the weighted average shares outstanding (primary and fully diluted) shown above are based on the IFC Exchange Ratio, an average price per share of Pinnacle Common Stock of $27.375 and a CB Exchange Ratio of 1.2785 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

    The following table illustrates the effect on net income per share (primary and fully diluted) and weighted average shares outstanding (primary and fully diluted) of an average price per share of Pinnacle Common Stock of $29.00 or higher and a CB Exchange Ratio of 1.2069 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                      FOR THE THREE MONTHS ENDED MARCH 31, 1996
                                            --------------------------------------------------------------
                                             PINNACLE      IFC          CB       PRO FORMA     PRO FORMA
                                            HISTORICAL  HISTORICAL  HISTORICAL  ADJUSTMENTS     COMBINED
                                            ----------  ----------  ----------  ------------  ------------
NET INCOME PER SHARE:
  Primary.................................       $0.42       $0.34       $0.38                       $0.38
  Fully diluted...........................       $0.42       $0.34       $0.38                       $0.37

WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary.................................   5,873,358   4,760,129   1,258,867    272,102       12,164,456
  Fully diluted...........................   5,873,358   4,781,514   1,258,187    272,782       12,185,841

    The following table illustrates the effect on net income per share (primary and fully diluted) and weighted average shares outstanding (primary and fully diluted) of an average price per share of Pinnacle Common Stock of $23.00 or lower and a CB Exchange Ratio of 1.5217 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                      FOR THE THREE MONTHS ENDED MARCH 31, 1996
                                            --------------------------------------------------------------
                                             PINNACLE      IFC          CB       PRO FORMA     PRO FORMA
                                            HISTORICAL  HISTORICAL  HISTORICAL  ADJUSTMENTS     COMBINED
                                            ----------  ----------  ----------  ------------  ------------
NET INCOME PER SHARE:
  Primary.................................       $0.42       $0.34       $0.38                       $0.36
  Fully diluted...........................       $0.42       $0.34       $0.38                       $0.36

WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary.................................   5,873,358   4,760,129   1,258,867    671,433       12,563,787
  Fully diluted...........................   5,873,358   4,781,514   1,258,187    672,113       12,585,172

                       PINNACLE FINANCIAL SERVICES, INC.,
                INDIANA FEDERAL CORPORATION AND CB BANCORP, INC.
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                           FOR THE YEAR ENDED DECEMBER 31, 1996*
                                                            --------------------------------------------------------------------
                                                              PINNACLE        IFC            CB        PRO FORMA     PRO FORMA
                                                             HISTORICAL    HISTORICAL    HISTORICAL   ADJUSTMENTS     COMBINED
                                                            ------------  ------------  ------------  ------------  ------------
INTEREST INCOME:
  Interest and fees on loans:
    Taxable...............................................       $49,791       $48,675       $14,695                    $113,161
    Tax-exempt............................................           218           238            21                         477
  Interest and dividends on securities:
    Taxable...............................................        21,957         7,720         1,242                      30,919
    Tax-exempt............................................         1,064            72       --                            1,136
  Interest on federal funds sold..........................           410            64            24                         498
  Interest on due from banks interest bearing.............           529            90            10                         629
                                                            ------------  ------------  ------------  ------------  ------------
      Total interest income...............................        73,969        56,859        15,992                     146,820
                                                            ------------  ------------  ------------  ------------  ------------
INTEREST EXPENSE:
  Interest on deposits....................................        30,536        24,438         5,429                      60,403
  Interest on securities sold under repurchase agreements
    and other borrowings..................................         9,157         7,421         2,454                      19,032
                                                            ------------  ------------  ------------  ------------  ------------
      Total interest expense..............................        39,693        31,859         7,883                      79,435
                                                            ------------  ------------  ------------  ------------  ------------
Net interest income.......................................        34,276        25,000         8,109                      67,385
Provision for loan losses.................................           375         1,115         1,643                       3,133
                                                            ------------  ------------  ------------  ------------  ------------
Net interest income after provision for loan losses.......        33,901        23,885         6,466                      64,252
                                                            ------------  ------------  ------------  ------------  ------------
NON-INTEREST INCOME:
  Other income............................................         6,655         4,295         1,601                      12,551
  Securities gains, net...................................           653            55       --                              708
                                                            ------------  ------------  ------------  ------------  ------------
      Total non-interest income...........................         7,308         4,350         1,601                      13,259
NON-INTEREST EXPENSES:
  Salaries and benefits...................................        10,843         8,824         1,852                      21,519
  Occupancy and equipment.................................         3,670         3,436           584                       7,690
  Other...................................................        12,443        10,191         2,656                      25,290
                                                            ------------  ------------  ------------  ------------  ------------
      Total non-interest expense..........................        29,956        22,451         5,092                      54,499
                                                            ------------  ------------  ------------  ------------  ------------
  Income before income tax expense........................        14,253         5,784         2,975                      23,012
  Income tax expense......................................         5,101         1,161           926                       7,188
                                                            ------------  ------------  ------------  ------------  ------------
  Net income..............................................       $ 9,152       $ 4,623       $ 2,049                    $ 15,824
                                                            ------------  ------------  ------------  ------------  ------------
                                                            ------------  ------------  ------------  ------------  ------------
NET INCOME PER SHARE:**
  Primary.................................................         $1.55         $0.96         $1.64                       $1.29
  Fully diluted...........................................          1.55          0.96          1.64                        1.28
WEIGHTED AVERAGE SHARES OUTSTANDING:**
  Primary.................................................     5,899,453     4,794,849     1,245,810       358,849(1)   12,298,961
  Fully diluted...........................................     5,899,453     4,814,258     1,250,704       353,955(1)   12,318,370

------------------------

* Historical information included above is presented on a calendar year basis for Pinnacle, IFC and CB. As CB's fiscal year end is March 31, CB information for each of the years ended December 31, 1996, 1995 and 1994 includes the fourth quarter of the fiscal year preceding each such fiscal year and the first three quarters of such fiscal year.

** The net income per share (primary and fully diluted) and the weighted average shares outstanding (primary and fully diluted) shown above are based on the IFC Exchange Ratio, an average price per share of Pinnacle Common Stock of $27.375 and a CB Exchange Ratio of 1.2785 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

    The following table illustrates the effect on net income per share (primary and fully diluted) and weighted average shares outstanding (primary and fully diluted) of an average price per share of Pinnacle Common Stock of $29.00 or higher and a CB Exchange Ratio of 1.2069 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                         FOR THE YEAR ENDED DECEMBER 31, 1996
                                            --------------------------------------------------------------
                                             PINNACLE      IFC          CB       PRO FORMA     PRO FORMA
                                            HISTORICAL  HISTORICAL  HISTORICAL  ADJUSTMENTS     COMBINED
                                            ----------  ----------  ----------  ------------  ------------
NET INCOME PER SHARE:
  Primary.................................       $1.55       $0.96       $1.64                       $1.30
  Fully diluted...........................       $1.55       $0.96       $1.64                       $1.29

WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary.................................   5,899,453   4,794,849   1,245,810    268,979       12,209,091
  Fully diluted...........................   5,899,453   4,814,258   1,250,704    264,085       12,228,500

    The following table illustrates the effect on net income per share (primary and fully diluted) and weighted average shares outstanding (primary and fully diluted) of an average price per share of Pinnacle Common Stock of $23.00 or lower and a CB Exchange Ratio of 1.5217 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                         FOR THE YEAR ENDED DECEMBER 31, 1996
                                            --------------------------------------------------------------
                                             PINNACLE      IFC          CB       PRO FORMA     PRO FORMA
                                            HISTORICAL  HISTORICAL  HISTORICAL  ADJUSTMENTS     COMBINED
                                            ----------  ----------  ----------  ------------  ------------
NET INCOME PER SHARE:
  Primary.................................       $1.55       $0.96       $1.64                       $1.26
  Fully diluted...........................       $1.55       $0.96       $1.64                       $1.25

WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary.................................   5,899,453   4,794,849   1,245,810    664,090       12,604,202
  Fully diluted...........................   5,899,453   4,814,258   1,250,704    659,196       12,623,611

                       PINNACLE FINANCIAL SERVICES, INC.,
                INDIANA FEDERAL CORPORATION AND CB BANCORP, INC.

               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                  FOR THE YEAR ENDED DECEMBER 31, 1995*
                                                       -----------------------------------------------------------
                                                        PINNACLE      IFC          CB       PRO FORMA   PRO FORMA
                                                       HISTORICAL  HISTORICAL  HISTORICAL  ADJUSTMENTS   COMBINED
                                                       ----------  ----------  ----------  -----------  ----------
INTEREST INCOME:
  Interest and fees on loans:
      Taxable........................................    $29,542     $46,682     $11,462                 $ 87,686
      Tax-exempt.....................................        214         213          27                      454
  Interest and dividends on securities:
      Taxable........................................      6,321       8,100       1,280                   15,701
      Tax-exempt.....................................        905          68       --                         973
  Interest on federal funds sold.....................        257          86          13                      356
  Interest on due from banks interest bearing........        256          21          45                      322
                                                       ----------  ----------  ----------  -----------  ----------
    Total interest income............................     37,495      55,170      12,827                  105,492
                                                       ----------  ----------  ----------  -----------  ----------
INTEREST EXPENSE:
  Interest on deposits...............................     16,093      22,423       4,784                   43,300
  Interest on securities sold under repurchase
    agreements and other borrowings..................      2,058       7,432       1,445                   10,935
                                                       ----------  ----------  ----------  -----------  ----------
    Total interest expense...........................     18,151      29,855       6,229                   54,235
                                                       ----------  ----------  ----------  -----------  ----------
  Net interest income................................     19,344      25,315       6,598                   51,257
  Provision for loan losses..........................        225         177         257                      659
                                                       ----------  ----------  ----------  -----------  ----------
  Net interest income after provision for loan
    losses...........................................     19,119      25,138       6,341                   50,598
                                                       ----------  ----------  ----------  -----------  ----------
NON-INTEREST INCOME:
  Other income.......................................      4,236       4,239       1,142                    9,617
  Securities gains (losses), net.....................        350         440          (1)                     789
                                                       ----------  ----------  ----------  -----------  ----------
    Total non-interest income........................      4,586       4,679       1,141                   10,406
                                                       ----------  ----------  ----------  -----------  ----------
NON-INTEREST EXPENSES:
  Salaries and benefits..............................      7,100       8,955       1,513                   17,568
  Occupancy and equipment............................      2,044       3,450         507                    6,001
  Other..............................................      5,492       7,790       1,467                   14,749
                                                       ----------  ----------  ----------  -----------  ----------
    Total non-interest expense.......................     14,636      20,195       3,487                   38,318
                                                       ----------  ----------  ----------  -----------  ----------
  Income before income tax expense...................      9,069       9,622       3,995                   22,686
  Income tax expense.................................      2,610       2,318       1,540                    6,468
                                                       ----------  ----------  ----------  -----------  ----------
  Net income.........................................    $ 6,459     $ 7,304     $ 2,455                 $ 16,218
                                                       ----------  ----------  ----------  -----------  ----------
                                                       ----------  ----------  ----------  -----------  ----------
  NET INCOME PER SHARE:**
    Primary..........................................      $1.62       $1.51       $1.94                    $1.56
    Fully diluted....................................       1.62        1.52        1.93                     1.55
  WEIGHTED AVERAGE SHARES OUTSTANDING:**
    Primary..........................................  3,996,137   4,776,999   1,265,353     375,114(1) 10,413,603
    Fully diluted....................................  3,996,137   4,808,147   1,273,276     367,191(1) 10,444,751

------------------------------
* Historical information included above is presented on a calendar year basis for Pinnacle, IFC and CB. As CB's fiscal year end is March 31, CB information for each of the years ended December 31, 1996, 1995 and 1994 includes the fourth quarter of the fiscal year preceding each such fiscal year and the first three quarters of such fiscal year.

** The net income per share (primary and fully diluted) and the weighted average shares outstanding (primary and fully diluted) shown above are based on the IFC Exchange Ratio, an average price per share of Pinnacle Common Stock of $27.375 and a CB Exchange Ratio of 1.2785 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                       PINNACLE FINANCIAL SERVICES, INC.,
                INDIANA FEDERAL CORPORATION AND CB BANCORP, INC.

               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
               (IN THOUSANDS, EXCEPT PER SHARE DATA) (CONTINUED)

    The following table illustrates the effect on net income per share (primary and fully diluted) and weighted average shares outstanding (primary and fully diluted) of an average price per share of Pinnacle Common Stock of $29.00 or higher and a CB Exchange Ratio of 1.2069 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                              FOR THE YEAR ENDED DECEMBER 31, 1995
                                                 --------------------------------------------------------------
                                                  PINNACLE      IFC          CB        PRO FORMA    PRO FORMA
                                                 HISTORICAL  HISTORICAL  HISTORICAL   ADJUSTMENTS    COMBINED
                                                 ----------  ----------  -----------  -----------  ------------
NET INCOME PER SHARE:
  Primary......................................  $     1.62  $     1.53  $      1.94               $       1.57
  Fully diluted................................  $     1.62  $     1.52  $      1.93               $       1.57

WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary......................................   3,996,137   4,776,999    1,265,353     283,239     10,321,728
  Fully diluted................................   3,996,137   4,808,147    1,273,276     275,316     10,352,876

    The following table illustrates the effect on net income per share (primary and fully diluted) and weighted average shares outstanding (primary and fully diluted) of an average price per share of Pinnacle Common Stock of $23.00 or lower and a CB Exchange Ratio of 1.5217 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                              FOR THE YEAR ENDED DECEMBER 31, 1995
                                                 --------------------------------------------------------------
                                                  PINNACLE      IFC          CB        PRO FORMA    PRO FORMA
                                                 HISTORICAL  HISTORICAL  HISTORICAL   ADJUSTMENTS    COMBINED
                                                 ----------  ----------  -----------  -----------  ------------
NET INCOME PER SHARE:
  Primary......................................  $     1.62  $     1.53  $      1.94               $       1.51
  Fully diluted................................  $     1.62  $     1.52  $      1.93               $       1.51

WEIGHTED AVERAGE SHARES OUTSTANDING:
  Primary......................................   3,996,137   4,776,999    1,265,353     687,167     10,725,656
  Fully diluted................................   3,996,137   4,808,147    1,273,276     679,244     10,756,804

                       PINNACLE FINANCIAL SERVICES, INC.,
                INDIANA FEDERAL CORPORATION AND CB BANCORP, INC.
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                           FOR THE YEAR ENDED DECEMBER 31, 1994*
                                                            --------------------------------------------------------------------
                                                              PINNACLE        IFC            CB        PRO FORMA     PRO FORMA
                                                             HISTORICAL    HISTORICAL    HISTORICAL   ADJUSTMENTS     COMBINED
                                                            ------------  ------------  ------------  ------------  ------------
INTEREST INCOME:
  Interest and fees on loans:
    Taxable...............................................       $22,949       $35,093        $7,773                     $65,815
    Tax-exempt............................................           209           205            33                         447
  Interest and dividends on securities:
    Taxable...............................................         4,626         7,983         1,128                      13,737
    Tax-exempt............................................           998            95       --                            1,093
  Interest on federal funds sold..........................           110           157           180                         447
  Interest on due from banks..............................            76            40            20                         136
                                                            ------------  ------------  ------------  ------------  ------------
      Total interest income...............................        28,968        43,573         9,134                      81,675
INTEREST EXPENSE:
  Interest on deposits....................................        11,316        16,479         3,927                      31,722
  Interest on securities sold under repurchase agreements
    and other borrowings..................................           546         5,886           184                       6,616
                                                            ------------  ------------  ------------  ------------  ------------
      Total interest expense..............................        11,862        22,365         4,111                      38,338
                                                            ------------  ------------  ------------  ------------  ------------
Net interest income.......................................        17,106        21,208         5,023                      43,337
Provision for loan losses.................................           125           179            78                         382
                                                            ------------  ------------  ------------  ------------  ------------
Net interest income after provision for loan losses.......        16,981        21,029         4,945                      42,955
                                                            ------------  ------------  ------------  ------------  ------------
NON-INTEREST INCOME:
  Other income............................................         3,692         4,401           938                       9,031
  Securities gains (losses), net..........................            64            70             3                         137
                                                            ------------  ------------  ------------  ------------  ------------
      Total non-interest income...........................         3,756         4,471           941                       9,168
NON-INTEREST EXPENSES:
  Salaries and benefits...................................         6,073         7,407         1,500                      14,980
  Occupancy and equipment.................................         1,918         2,505           511                       4,934
  Other non-interest expense..............................         5,123         5,260         1,329                      11,712
                                                            ------------  ------------  ------------  ------------  ------------
      Total non-interest expense..........................        13,114        15,172         3,340                      31,626
                                                            ------------  ------------  ------------  ------------  ------------
  Income before income tax
    expense...............................................         7,623        10,328         2,546                      20,497
  Income tax expense......................................         2,333         3,066           921                       6,320
                                                            ------------  ------------  ------------  ------------  ------------
  Net income..............................................       $ 5,290       $ 7,262        $1,625                     $14,177
                                                            ------------  ------------  ------------  ------------  ------------
                                                            ------------  ------------  ------------  ------------  ------------
NET INCOME PER SHARE:**
  Primary.................................................         $1.38         $1.50         $1.26                       $1.37
  Fully diluted...........................................          1.38          1.50          1.26                        1.37

WEIGHTED AVERAGE SHARES OUTSTANDING:**
  Primary.................................................     3,821,904     4,844,599     1,292,293      384,038 (1)   10,342,834
  Fully diluted...........................................     3,821,904     4,848,486     1,289,970      386,361 (1)   10,346,721

------------------------------

* Historical information included above is presented on a calendar year basis for Pinnacle, IFC and CB. As CB's fiscal year end is March 31, CB information for each of the years ended December 31, 1996, 1995 and 1994 includes the fourth quarter of the fiscal year preceding each such fiscal year and the first three quarters of such fiscal year.

** The net income per share (primary and fully diluted) and the weighted average shares outstanding (primary and fully diluted) shown above are based on the IFC Exchange Ratio, an average price per share of Pinnacle Common Stock of $27.375 and a CB Exchange Ratio of 1.2785 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

    The following table illustrates the effect on net income per share (primary and fully diluted) and weighted average shares outstanding (primary and fully diluted) of an average price per share of Pinnacle Common Stock of $29.00 or higher and a CB Exchange Ratio of 1.2069 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                         FOR THE YEAR ENDED DECEMBER 31, 1994
                                            --------------------------------------------------------------
                                             PINNACLE      IFC          CB       PRO FORMA     PRO FORMA
                                            HISTORICAL  HISTORICAL  HISTORICAL  ADJUSTMENTS     COMBINED
                                            ----------  ----------  ----------  ------------  ------------
NET INCOME PER SHARE:
  Primary.................................       $1.38       $1.50       $1.26                       $1.38
  Fully diluted...........................       $1.38       $1.50       $1.26                       $1.38

WEIGHTED AVERAGE SHARES OUTSTANDING
  Primary.................................   3,821,904   4,844,599   1,292,293    290,155       10,248,951
  Fully diluted...........................   3,821,904   4,848,486   1,289,970    292,478       10,252,838

    The following table illustrates the effect on net income per share (primary and fully diluted) and weighted average shares outstanding (primary and fully diluted) of an average price per share of Pinnacle Common Stock of $23.00 or lower and a CB Exchange Ratio of 1.5217 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                         FOR THE YEAR ENDED DECEMBER 31, 1994
                                            --------------------------------------------------------------
                                             PINNACLE      IFC          CB       PRO FORMA     PRO FORMA
                                            HISTORICAL  HISTORICAL  HISTORICAL  ADJUSTMENTS     COMBINED
                                            ----------  ----------  ----------  ------------  ------------
NET INCOME PER SHARE:
  Primary.................................       $1.38       $1.50       $1.26                       $1.33
  Fully diluted...........................       $1.38       $1.50       $1.26                       $1.33

WEIGHTED AVERAGES SHARES OUTSTANDING:
  Primary.................................   3,821,904   4,844,599   1,292,293    702,914       10,661,710
  Fully diluted...........................   3,821,904   4,848,486   1,289,970    705,237       10,665,597

                       PINNACLE FINANCIAL SERVICES, INC.,
                INDIANA FEDERAL CORPORATION AND CB BANCORP, INC.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

    The following Pinnacle Financial Services, Inc., Indiana Federal Corporation and CB Bancorp, Inc. Unaudited Pro Forma Combined Balance Sheet combines the historical Consolidated Balance Sheets of Pinnacle, IFC and CB giving effect to each of the Mergers, which will be accounted for as "pooling-of-interests," as if each of the Mergers had been effective on March 31, 1997. For a description of "pooling-of-interests" accounting with respect to the Mergers, see "THE MERGERS--Anticipated Accounting Treatment." This information should be read in conjunction with the historical consolidated financial statements of Pinnacle, including the notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus, the historical consolidated financial statements of IFC, including the notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus, the historical consolidated financial statements of CB, including the notes thereto, which are incorporated by reference in this Joint Proxy Statement/Prospectus, and the condensed consolidated historical financial data for Pinnacle, IFC and CB and the other pro forma financial information, including the notes thereto, which appear elsewhere in this Joint Proxy Statement/Prospectus. See "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE." The effect of the expected one-time merger and restructuring charges of approximately $5.5 million (after-tax) have been reflected in the unaudited pro forma combined balance sheet; however, since the expected merger and restructuring charges are nonrecurring they have not been reflected in the unaudited pro forma combined statements of income. (See "--Notes to Pinnacle Financial Services, Inc., Indiana Federal Corporation and CB Bancorp, Inc. Unaudited Pro Forma Combined Financial Statements" for details of the expected one-time merger and restructuring charges.) The pro forma financial data do not give effect to any anticipated cost savings in connection with the Mergers and are not necessarily indicative of either the results that actually would have occurred had the Mergers been consummated on March 31, 1997 or the results that may be obtained in the future.

                       PINNACLE FINANCIAL SERVICES, INC.,
                INDIANA FEDERAL CORPORATION AND CB BANCORP, INC.

                   UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                     (IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                    AT MARCH 31, 1997
                                           --------------------------------------------------------------------
                                             PINNACLE        IFC            CB        PRO FORMA     PRO FORMA
                                            HISTORICAL    HISTORICAL    HISTORICAL   ADJUSTMENTS    COMBINED
                                           ------------  ------------  ------------  -----------  -------------
ASSETS:
  Cash due from banks....................       $25,904       $21,673        $4,847      $(6,296)       $46,128
  Federal funds sold.....................       --            --            --                         --
  Due from banks-interest bearing........         2,016            85         9,882                      11,983
  Investment securities..................       412,925       126,172        17,723                     556,820
  Loans..................................       615,024       620,966       186,505                   1,422,495
  Allowance for loan losses..............        (5,651)       (6,908)       (1,808)                    (14,367)
  Other assets...........................        47,573        56,936         9,986       (1,049)       113,446
                                           ------------  ------------  ------------  -----------  -------------
    Total assets.........................    $1,097,791      $818,924      $227,135      $(7,345)    $2,136,505
                                           ------------  ------------  ------------  -----------  -------------
                                           ------------  ------------  ------------  -----------  -------------
LIABILITIES:
Deposits:
  Non-interest-bearing demand deposits...       $62,080       $28,972       $10,003                    $101,055
  Interest-bearing demand deposits.......        76,250        49,171        13,697                     139,118
  Savings deposits.......................       272,663       139,936        36,739                     449,338
  Time deposits..........................       346,929       332,310        89,370                     768,609
                                           ------------  ------------  ------------  -----------  -------------
    Total deposits.......................       757,922       550,389       149,809      --           1,458,120
Securities sold under agreements to
  repurchase and other borrowings........       259,274       191,298        53,284                     503,856
  Other liabilities......................         5,305         5,317         3,199       (1,784)        12,037
                                           ------------  ------------  ------------  -----------  -------------
    Total liabilities....................     1,022,501       747,004       206,292       (1,784)     1,974,013
Stockholders' Equity:
  Common stock...........................        19,110            59            13          (72)        19,110
  Additional paid-in-capital.............        44,574        27,932         5,866      (10,392)        67,980
  Retained earnings......................        16,354        53,595        16,453       (5,561)        80,604
                                                                                            (237 (3)
  Net unrealized gain (loss) on
    securities-for-sale..................        (4,748)         (709)           61                      (5,396)
Less: Treasury stock & ESOP obli-
  gation.................................       --              8,957         1,550      (10,701)          (194)
                                           ------------  ------------  ------------  -----------  -------------
  Total stockholders' equity.............        75,290        71,920        20,843       (5,561)       162,492
                                           ------------  ------------  ------------  -----------  -------------
Total liabilities and stockholders'
  equity.................................    $1,097,791      $818,924      $227,135      $(7,345)    $2,136,505
                                           ------------  ------------  ------------  -----------  -------------
                                           ------------  ------------  ------------  -----------  -------------
PER SHARE DATA:*
  Shares outstanding.....................     5,980,320     4,785,237     1,161,997      426,202     12,353,756
  Book value per share...................        $12.59        $15.03        $17.94                      $13.15

------------------------

* The shares outstanding and the book value per share shown above are based on the IFC Exchange Ratio, an average price per share of Pinnacle Common Stock of $27.375 and a CB Exchange Ratio of

    1.2785 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

    The following table illustrates the effect on shares outstanding and book value per share of an average price per share of Pinnacle Common Stock of $29.00 or higher and a CB Exchange Ratio of 1.2069 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                                AS OF MARCH 31, 1997
                                            -------------------------------------------------------------
                                             PINNACLE      IFC          CB       PRO FORMA    PRO FORMA
                                            HISTORICAL  HISTORICAL  HISTORICAL  ADJUSTMENTS    COMBINED
                                            ----------  ----------  ----------  -----------  ------------
Shares outstanding........................   5,980,320   4,785,237   1,161,997     337,254     12,264,808
Book value per share......................  $    12.59  $    15.03  $    17.94               $      13.25

    The following table illustrates the effect on shares outstanding and book value per share of an average price per share of Pinnacle Common Stock of $23.00 or lower and a CB Exchange Ratio of 1.5217 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger.

                                                                AS OF MARCH 31, 1997
                                            -------------------------------------------------------------
                                             PINNACLE      IFC          CB       PRO FORMA    PRO FORMA
                                            HISTORICAL  HISTORICAL  HISTORICAL  ADJUSTMENTS    COMBINED
                                            ----------  ----------  ----------  -----------  ------------
Shares outstanding........................   5,980,320   4,785,237   1,161,997     728,313     12,655,867
Book value per share......................  $    12.59  $    15.03  $    17.94               $      12.84

                  NOTES TO PINNACLE FINANCIAL SERVICES, INC.,
                INDIANA FEDERAL CORPORATION AND CB BANCORP, INC.

               UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

(1) Reflects additional shares issued assuming a CB Exchange Ratio of 1.2785 shares of Pinnacle Common Stock for each share of CB Common Stock and each CB stock option converted in the CB Merger. The assumed CB Exchange Ratio was calculated assuming an average price for Pinnacle Common Stock of $27.375.

(2) Reflects expected one-time merger and restructuring charges of approximately $7.345 million (pre-tax) and a tax credit of $1.784 million to be incurred in 1997. In addition management believes there will be annualized pre-tax cost savings of approximately $4.4 million following the Mergers. (While there can be no assurances that such cost savings will be realized, they are expected to be realized primarily through reductions in staff, consolidation of certain branches, consolidation of the parties' banking and thrift businesses, the consolidation of certain offices, data processing and other redundant back-office operations and staff functions.) This is expected to result in a tax credit of $1.784 million from the one-time charges and a $5.561 million after-tax charge to retained earnings in the pro forma condensed combined balance sheet.

    The pro forma entries are displayed below:

Debt--Retained earnings..........................................  $5,561,000
Debt--Other liabilities--taxes payable...........................  1,784,000
  Credit--Cash...................................................             $6,296,000
  Credit--Other assets--prepaid acquisition charges..............             1,049,000

    The following provides detail of the estimated pre-tax charges:

Personnel........................................................  $1,400,000
Benefit plans....................................................  1,960,000
Facilities and data processing...................................  1,000,000
Other Merger expenses............................................  2,985,000
                                                                   ---------
  Total charges..................................................  $7,345,000
                                                                   ---------
                                                                   ---------

(3) Reflects accounting of the IFC Merger as a "pooling-of-interests," through the exchange of 4,785,237 shares of Pinnacle Common Stock for an equivalent number of shares of IFC Common Stock and the elimination of treasury stock. Reflects accounting of the CB Merger as a "pooling-of-interest," through the exchange of 1,588,199 shares of Pinnacle Common Stock for 1,161,997 shares of CB Common Stock and outstanding CB stock options.